- 1 -

    As filed with the Securities and Exchange Commission on February 25, 1999

                                                          - 3 -
                            Registration No. 33-55152
                                    811-7368
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549
                                    FORM N-4
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933|_|

                         Pre-Effective Amendment No. |_|
                                      -----
                       Post-Effective Amendment No. 8 |X|
                                        -

                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|

                               Amendment No. 9|X|


                            SEPARATE ACCOUNT VA-2LNY
                           (Exact Name of Registrant)

                 TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK
          (formerly called, First Transamerica Life Insurance Company)
                               (Name of Depositor)

                   100 Manhattanville Road, Purchase, NY 10577
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (914) 701-6000

Name and Address of Agent for Service:              Copy to:

James W. Dederer, Esquire                         Frederick R. Bellamy, Esquire
Chairman of the Board, General Counsel and   Sutherland, Asbill & Brennan L.L.P.
Corporate Secretary                              1275 Pennsylvania Avenue, N.W.
Transamerica Life Insurance Company of New York     Washington, D.C.  20004-2404
 100 Manhattanville Road
Purchase, NY 10577

                                    Approximate  date  of  proposed  sale to the
                        public: As soon as practicable after effectiveness of the Registration Statement.

Title of securities being registered:
Variable Annuity Contracts


It is proposed  that this filing will become  effective:
  |_|  immediately  upon filing  pursuant to paragraph  (b)
 |_| on pursuant to paragraph  (b)
|_| 60 days after  filing  pursuant  to  paragraph  (a)(i)
|X| on May 1, 1999  pursuant  to paragraph (a)(i)


         If appropropriate, check the following box:
                  |_|this  Post-Effective  Amendment  designates a new effective
                     date for a previously filed Post-Effective Amendment.

 CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                    Showing Location in Part A (Prospectus),
             Part B (Statement of Additional Information) and Part C
           of Registration Statement Information Required by Form N-4

                                     PART A

Item of Form N-4                                                 Prospectus Caption



1.   Cover Page...............................................    Cover Page

2.   Definitions..............................................    Definitions

3.   Synopsis.................................................    Summary

4.   Condensed Financial Information..........................    Not Applicable

5.   General
     (a)                                             Depositor         Transamerica Occidental Life
Insurance Company;
                                                                       Additional Information about
Transamerica
                                                                       Occidental Life Insurance Company;
     (b)                                            Registrant         The Variable Account
     (c)                                     Portfolio Company         The Funds
     (d)                                       Fund Prospectus         The Funds
     (e)                                         Voting Rights         Voting Rights

6.   Deductions and Expenses..................................
     (a)                                               General         Charges and Deductions
     (b)                                          Sales Load %         Contingent Deferred Sales Load
     (c)                                 Special Purchase Plan         Not Applicable
     (d)                                           Commissions         Distribution of the Contracts
     (e)                                         Fund Expenses         The Funds
     (f)                                    Operating Expenses         Variable Account Fee Table

7.   Contracts
     (a)                                   Persons with Rights         The Contract; Cash
Withdrawals; Death Benefit;
                                                                       Voting Rights
     (b)                           (i)   Allocation of Premium
                 Payments.....................................    Allocation of Purchase Payments
           (ii)  Transfers....................................    Transfers
           (iii) Exchanges....................................    Federal Tax Matters
     (c)                                               Changes         Addition, Deletion, or
Substitution

     (d)                                             Inquiries         Summary; Available Information

8.   Annuity Period...........................................    Annuity Payments

9.   Death Benefit............................................    Death Benefit



10.        Purchase and Contract Balances

     (a)                                             Purchases         Contract Application and
Purchase Payments
     (b)                                             Valuation         Participant Account Value
     (c)                                     Daily Calculation         Variable Accumulated Value
     (d)                                           Underwriter         Distribution of the Contracts

11.        Redemptions
     (a)                                    By Contract Owners         Withdrawals; Systematic
Withdrawal Option;
                                                                       Automatic Payout Option
           By Annuitant.......................................    Not Applicable
     (b)                                             Texas ORP         Not Applicable
     (c)                                           Check Delay         Cash Withdrawals
     (d)                                                 Lapse         Not Applicable
     (e)                                             Free Look         Definitions; Summary; Contract
Application and
           ...................................................    Purchase Payments

12.        Taxes..............................................    Federal Tax Matters

13.        Legal Proceedings..................................    Legal Proceedings

14.        Table of Contents for the
     Statement of
     Additional Information...................................    Statement of Additional Information Table
of
                                                                  Contents

                                     PART B

Item of Form N-4                                                                Statement of Additional
                                                                                Information Caption

15.        Cover Page.........................................    Cover Page

16.        Table of Contents..................................    Table of Contents

17.        General Information
     and History..............................................    (Prospectus) Transamerica Occidental Life
                                                                  Insurance Company; (Prospectus)
Additional
                                                                  Information About Transamerica
Occidental Life
                                                                  Insurance Company

18.        Services...........................................
     (a)                                     Fees and Expenses
           of Registrant......................................    (Prospectus) Variable Account Fee Table;
                                                                  (Prospectus) The Funds
     (b)                                  Management Contracts         (Prospectus) Third Party
Administration
     (c)                                             Custodian         Records and Reports;
Safekeeping of Account
                                                                       Assets
           Independent Auditors  .............................    (Prospectus) Accountants
     (d)                                  Assets of Registrant         Not Applicable
     (e)                                     Affiliated Person         Not Applicable
     (f)                                 Principal Underwriter         Not Applicable


19.        Purchase of Securities
     Being Offered............................................    (Prospectus) The Contract
     Offering Sales Load......................................    (Prospectus) Contingent Deferred Sales
Load

20.        Underwriters.......................................    (Prospectus) Distribution of the Contracts
21.        Calculation of Performance
     Data.....................................................    (Prospectus) Performance Data; Calculation of
                                                                  Yields and Total Returns
22.        Annuity Payments...................................    (Prospectus) Annuity Payments; Annuity
Period
23.        Financial Statements...............................    Financial Statements


                           PART C -- OTHER INFORMATION

Item of Form N-4                                                       Part C Caption

24.        Financial Statements
     and Exhibits.............................................    Financial Statements and Exhibits
     (a)                                  Financial Statements         Financial Statements
     (b)                                              Exhibits         Exhibits

25.        Directors and Officers of
     the Depositor............................................    Directors and Officers of the Depositor

26.        Persons Controlled By or Under Common Control
     with the Depositor or Registrant                                  Persons Controlled By or
Under Common Control
                                                                       with the Depositor or Registrant

27.        Number of Contract Owners..........................    Number of Contract Owners

28.        Indemnification....................................    Indemnification

29.        Principal Underwriters.............................    Principal Underwriters

30.        Location of Accounts
     and Records..............................................    Location of Accounts and Records

31.        Management Services................................    Management Services

32.        Undertakings.......................................    Undertakings

     Signature Page...........................................    Signature Page

2

                                 PROFILE Of The
                              DREYFUS/TRANSAMERICA
                               TRIPLE ADVANTAGE(R)

                                VARIABLE ANNUITY

                                    Issued By
                 TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK

                                   May 1, 1999


ThisProfile is a summary of some of the more important points that you should know and consider before purchasing a Policy. The Policy is more fully described in the full Prospectus which accompanies this Profile. Please read the Prospectus carefully.

1. The Annuity Policy. The Dreyfus/Transamerica Triple Advantage ("Policy") is an annuity policy or a contract between you and Transamerica Life Insurance Company of New York. In the Policy you can invest in your choice of eighteen Sub-Accounts corresponding to eighteen funds ("Portfolios") in the Variable Account and the Fixed Account. You could gain or lose money you invest in the Portfolios.

         The Policy is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can invest additional premiums in the Policy, transfer your money among the Portfolios, and withdraw some or all of your investment. During this phase earnings accumulate on a tax-deferred basis for individuals, but if you withdraw money some or all of it may be taxable. Tax deferral is not available for corporations and some trusts.

         During the annuity phase Transamerica will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from Transamerica. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the Portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Policy. Generally, you must invest at least $5,000 to purchase a Policy, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your Policy during the Free Look Period explained in item 10 on page 4 of this Profile.

         The Triple Advantage is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. People in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the Policy for short-term purposes or if you cannot take the risk of losing some of your investment.

4. Investment Options. You can invest your premiums in any of the Sub-Accounts corresponding to the following eighteen Portfolios:

 Money Market               Capital Appreciation              International Value        Transamerica Growth
 Special Value              Stock Index                       Disciplined Stock          Core Value
 Zero Coupon 2000  Socially Responsible Growth        Small Company Stock       MidCap Stock
 Quality Bond               Growth and Income         Balanced
 Small Cap                  International Equity              Limited Term High Income

         These Portfolios are described in their own prospectuses. You can earn or lose money in any of these Portfolios.

Fixed Account: You can also invest in a Fixed Account option, where Transamerica guarantees the principal invested plus at least 3% annual interest.

5. Expenses. The Policy provides many benefits and features that you do not get with a regular mutual fund. It costs Transamerica money to provide these benefits, so there are charges in connection with the Policy. If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested. Once each year we deduct a Policy Fee of no more than $30 (there is no fee if your Policy Value is over $50,000). Insurance and administrative charges of 1.40% per year are charged against the average daily value of your Policy and a $10 fee for transfers over 18 in one year. Advisory fees are also deducted by the Portfolios' manager and the Portfolios pay other expenses which in total, vary from 0.28% to 1.42% per year of the amounts in the Portfolios.

         Although New York currently has no premium tax on annuities, depending on where you live during the time you hold this Policy, there might be premium taxes ranging from 0 to 3.5% of your investment and/or on amounts you use to purchase annuity benefits.

         The following chart shows these charges (except transfer fees and premium taxes). The $30 annual Policy Fee is not included in the first column because the fee is waived for Policy Values over $50,000 and the approximate average Policy Value is over $50,000. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1,000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years. Year One includes the withdrawal charge and Year Ten does not.

EXAMPLES:

                                   Annual          Annual                              Total Expenses     Total Expenses
Portfolio/                        Insurance      Portfolio          Total Annual          at end of          at end of
Sub-Account                        Charges        Charges             Charges             One Year           Ten Years

Money Market                        1.40%          0.61%               2.01%               $74.40             $233.76
Special Value                       1.40%          0.99%               2.39%               $78.21             $272.63
Zero Coupon 2000                    1.40%          0.61%               2.01%               $74.40             $233.76
Quality Bond                        1.40%          0.75%               2.15%               $75.81             $248.27
Small Cap                           1.40%          0.78%               2.18%               $76.11             $251.35
Capital Appreciation                1.40%          0.80%               2.20%               $76.31             $253.39
Stock Index                         1.40%          0.28%               1.68%               $71.08             $198.70
Socially Responsible                1.40%          0.82%               2.22%               $76.51             $255.44
Growth and Income                   1.40%          0.80%               2.20%               $76.31             $253.39
International Equity                1.40%          1.06%               2.46%               $78.91             $279.62
International Value                 1.40%          1.42%               2.82%               $82.51             $314.73
Disciplined Stock                   1.40%          1.02%               2.42%               $78.51             $275.63
Small Company                       1.40%          1.12%               2.52%               $79.51             $285.56
Balanced                            1.40%          1.00%               2.40%               $78.31             $273.63
Limited Term High Income            1.40%          0.89%               2.29%               $77.21             $262.55
Transamerica Growth                 1.40%          0.85%               2.25%               $76.84             $261.67
CoreValue                           1.40%          1.00%               2.40%               $78.36             $279.12
MidCap Stock                        1.40%          1.00%               2.40%               $78.36             $279.12

The Annual Portfolio Charges above are for 1997 and do not reflect expense reimbursement or fee waivers except for the Limited Term High Income and Transamerica Growth Portfolios. The Core Value and MidCap Stock Portfolios did not commence operations in 1997; the numbers for these Portfolios are annualized estimates including reimbursements or waivers for 1998. Expenses may be higher or lower in the future. See the Variable Account Fee Table on page 9 of the Triple Advantage prospectus for more detailed information.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the policy value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the Policy). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply to the withdrawn earnings. Certain owners that are not individuals may be currently taxed on increases in the Policy, whether distributed or not.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. A withdrawal charge of up to 6% of a premium may be assessed by Transamerica, but no withdrawal charge will be assessed on money that has been in the Policy for seven years. In addition, after the first Policy Year, for only the first withdrawal in a Policy Year, you may withdraw the greater of accumulated earnings or 10% of Premiums received at least one but less than seven years ago. Additionally, at any time you can withdraw accumulated earnings on your premiums not previously withdrawn without a withdrawal charge. (See page 24 of the prospectus for a more detailed discussion.) You may have to pay taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

8. Past Investment Performance. The value of the money you allocate to the Sub-Accounts will go up or down, depending on the investment performance of the Portfolios you pick. The following chart shows the past investment performance on a year by year basis for each Sub-Account. These figures have already been reduced by the insurance charges, the policy fee, the fund manager's fee and all the expenses of the mutual fund Portfolio, but these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.



CALENDAR YEAR

PORTFOLIO/
SUB-ACCOUNT                       1997       1996       1995       1994       1993       1992        1991        1990

Money Market(1)                   3.66%      3.53%      4.21%      3.00%      1.86%      2.71%      4.54%         N/A
Special Value(1)                 21.36%     (5.67%)    (0.48%)    (3.48%)    26.74%     (0.41%)     8.99%         N/A
Zero Coupon 2000(1)               5.45%      1.10%     16.35%     (5.41%)    13.52%      7.29%      17.14%       6.28%
Quality Bond(1)                   7.83%      1.63%     18.91%     (6.17%)    13.66%     10.45%      12.47%        N/A
Small Cap(1)                     15.06%     15.06%     28.84%      4.95%     65.77%     68.98%     156.07%        N/A
Capital Appreciation(2)          26.21%     22.71%     32.82%      1.45%       N/A        N/A        N/A          N/A
Stock Index(3)                   31.05%     19.80%     35.92%     (0.60%)     7.75%      5.55%      27.98%      (6.52%)
Socially Responsible(4)          26.59%     19.00%     33.67%     (0.08%)      N/A        N/A        N/A          N/A
Growth and Income(5)             14.53%     18.63%     59.58%       N/A        N/A        N/A        N/A          N/A
International Equity(5)           8.02%      9.82%      6.62%       N/A        N/A        N/A        N/A          N/A
International Value(6)            7.13%       N/A        N/A        N/A        N/A        N/A        N/A          N/A
Disciplined Stock(6)             29.62%       N/A        N/A        N/A        N/A        N/A        N/A          N/A
Small Company Stock(6)           20.01%       N/A        N/A        N/A        N/A        N/A        N/A          N/A
Transamerica Growth(7)           50.34%     26.63%     53.02%      7.71%     27.73%     13.58%      41.47%     (12.58%)
(1) Portfolio Inception 8-31-90     (3) Portfolio Inception 9-29-89             (5)  Portfolio   Inception
12-15-94          (7) Portfolio Inception 2-26-69
(2) Portfolio Inception 4-5-93   (4) Portfolio Inception 10-7-93                (6)  Portfolio   Inception
5-1-96


Data is for full years only. Therefore, no performance is reported for the Balanced and Limited Term High Income Sub-Accounts because these Sub-Accounts had not been in operation for a full year in1997. Additionally, the Core Value and MidCap Stock Sub-Accounts did not commence operations in 1997 and, therefore, no performance is reported for these Sub-Accounts. The figures for the Money Market, Special Value, Zero Coupon 200, Quality Bond, Small Cap, Stock Index and Transamerica Growth Sub-Accounts include data for periods before the Sub-Accounts commenced operations, based on the actual performance of the corresponding Portfolios since they commenced operation.

9. Death Benefit. If you or the Annuitant die during the accumulation phase, the beneficiary will receive a Death Benefit.

         If death occurs before age 85, the death benefit will be the greatest of: (1), the Policy Value; (2) the Premiums you've paid, less any amounts you have withdrawn (less any premium taxes applicable to those withdrawal's); or (3) the highest Policy Value on any anniversary of your purchase of the Policy up to the Owner's or Annuitant's age 75 (adjusted for additional investments and withdrawals since that anniversary, and less premium taxes). After age 85, the death benefit is the Policy Value.

10. Other Information. The Policy offers other features you might be interested in. These features may not be suitable for your particular situation. Some of these features include:

         FREE LOOK. After you get your Policy, you have ten days to look it over and decide if it is really right for you. If you decide not to keep the Policy, you can cancel it during this period, and you will get back all the amounts you allocated to the Fixed Account plus the current value of the amounts allocated to the Variable Accounts (this may be more or less than your investment) and no withdrawal charge will be deducted.

         DOLLAR COST AVERAGING. You can instruct Transamerica to automatically transfer amounts from the Premiums you allocated to the Money Market, Quality Bond or Limited Term High Income Sub-Accounts or the Fixed Account to any of the other Sub-Accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single, one time investment, but does not assure a profit or protect against loss and is intended to continue for some time period.

         AUTOMATIC ASSET REBALANCING. The performance of each Sub-Account may cause the allocation of value among the Sub-Accounts to change. You may instruct Transamerica to periodically automatically rebalance the amounts in the Sub-Accounts by reallocating amounts among them.

         SYSTEMATIC WITHDRAWAL OPTION. You can arrange to have Transamerica send you money automatically each month out of your Policy Value during the accumulation phase. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax if you are under age 59 1/2 ).

         AUTOMATIC PAYOUT OPTION. Certain pension and retirement plans require that certain amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.

11. INQUIRIES. You can get more information and have your questions answered by writing or calling:

         Transamerica Annuity Service Center
         P.O. Box 31728
         Charlotte, North Carolina 28231-1728
         800-258-4261

PROSPECTUS FOR THE

Dreyfus/Transamerica Triple Advantage(r) Variable Annuity
A Flexible Premium Deferred Variable Annuity

Issued By

Transamerica Life Insurance Company of New York

Offering 18 Sub-Accounts within the Variable Account
 Designated as Separate Account VA-2LNY

In Addition to:

 A Fixed Account


* This prospectus contains
       information you should
Variable Account Options

Money  Market know before investing.
Special Value

Zero Coupon 2000

Quality Bond
* Please keep this prospectus
Small  Cap for future reference.
Capital Appreciation

Stock Index

* You can obtain more information about the contract by requesting a copy of the Statement of Additional Information or SAI dated May 1, 1999. The SAI is Growth and Income International Equity International Value Disciplined Stock available free by writing to Transamerica Life Insurance Company of New York, Annuity Service Center, P.O. Box 31728, Charlotte, NC 28231-1728 or by calling 800-258-4261. Small Company Stock Balanced Limited Term High Income Portfolios of Dreyfus Variable Investment Fund Dreyfus Stock Index Fund The Dreyfus Socially Responsible Growth Fund, Inc. Core Value and MidCap Stock Portfolios of Dreyfus Investment Portfolios Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the SAI is included on page _____ of this prospectus.



* The SEC's web site is
http://www.sec.gov


* Transamerica's web site is

http://www.transamerica.com


Neither the SEC nor any state securities commission has approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 1, 1999

TABLE OF CONTENTS                                           Page
SUMMARY 6
PERFORMANCE DATA        15
TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK
AND THE VARIABLE  ACCOUNT       16
        Transamerica Life Insurance Company of New York 16
        Published Ratings       16
        The Variable Account    16
THE FUNDS       17
        Addition, Deletion or Substitution      20
THE FIXED ACCOUNT       20
THE POLICY      21
POLICY APPLICATION AND PREMIUMS 21
        Premiums        21
        Allocation of Premiums  22
        Investment Option Limit 22
POLICY VALUE    22
TRANSFERS       23
        Before the Annuity Date 23
        Possible Restrictions   23
        Dollar Cost Averaging   23
        Automatic Asset Rebalancing     24
        After the Annuity Date  24
CASH WITHDRAWALS        24
        Withdrawals     24
        Systematic Withdrawal Option    25
        Automatic Payout Option 26
DEATH BENEFIT   26
        Payment of Death Benefit        26
        Designation of Beneficiaries    26
        Death of Annuitant Prior to the Annuity Date    27
        Death of Owner Prior to the Annuity Date        27
        Death of Annuitant or Owner After the Annuity Date      27
CHARGES AND DEDUCTIONS  27
        Contingent Deferred Sales Load  27
        Administrative Charges  28
        Mortality and Expense Risk Charge       28
        Premium Taxes   29
        Transfer Fee    29
        Systematic Withdrawal Option    29
        Taxes   29
        Portfolio Expenses      29
        Sales in Special Situations     29
ANNUITY PAYMENTS        30
        Annuity Date    30
        Annuity Payment 30
        Election of Annuity Forms and Payment Options   30
        Annuity Payment Options 30
        Fixed Annuity Payment Option    31
        Variable Annuity Payment Option 31
        Annuity Forms   31
        Alternate Fixed Annuity Rates   32
QUALIFIED POLICIES      32
        Automatic Payout Option 32
        Restrictions under 403(b) Programs      33
FEDERAL TAX MATTERS     33
        Introduction    33
        Premiums        33
        Taxation of Annuities   34
        Qualified Policies      36
        Possible Change in Taxation     37
        Other Tax Consequences  37
DISTRIBUTION OF THE POLICY      38
PREPARING FOR THE YEAR 2000     38
LEGAL PROCEEDINGS       38
LEGAL MATTERS   38
ACCOUNTANTS     38
VOTING RIGHTS   39
AVAILABLE INFORMATION   39
APPENDIX A      41
        Statement of Additional Information - Table of Contents 41
APPENDIX B      41
        Example of Variable Accumulation Unit Value Calculations        41
        Example of Variable Annuity Unit Value Calculations     41
        Example of Variable Annuity Payment Calculations        41
APPENDIX C      41
        Definitions     41
APPENDIX D      41
        Condensed Financial Information 41





SUMMARY

You will find a list of definitions of the terms used in this prospectus in Appendix C on page 44.

The Policy

We designed the flexible premium deferred variable annuity, the policy, described in this prospectus to aid individuals in long-term financial planning for retirement or other purposes. You may use the policy:

* with non-qualified plans;

* as an individual retirement annuity that qualifies for special tax treatment under Code Section 408 and whose initial premium is a rollover or transfer from a qualified retirement plan receiving special tax treatment under Code Sections 401(a), 403(b) and 408, a rollover IRA; or

* with Transamerica's prior approval, as an individual retirement annuity that qualifies for special tax treatment under Code Section 408A and whose initial premium is a rollover, transfer or conversion from other individual retirement plans issued under Sections 408 or 408A of the Code, a rollover Roth IRA.

Additionally, with Transamerica's prior permission, you may use the policy:

* as an IRA or Roth IRA whose initial premium is limited to the contribution limitations of the Code with respect to contributory IRAs or contributory Roth IRAs under Sections 408 or 408A of the Code;

* as an annuity under Section 403(b) of the Code; and

* with various types of qualified pension and profit-sharing plans under Section 401(a) of the Code.

The Issuer

The policy is issued by Transamerica Life Insurance Company of New York, Transamerica, a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company. Our principal office is at 100 Manhattanville Road, Purchase, New York, 10577, telephone (914) 701-6000. The policy is only available in New York.

This prospectus does not offer the sub-accounts or the fixed account in any jurisdiction where they are not allowed to be sold. We do not authorize any dealer, salesman or other person to give information or make representations not contained in this prospectus. You should not rely on any information or representation that is not in this prospectus.

Policy Value

The Policy provides that the policy value, after certain adjustments, will be applied to an annuity form and payment option on a selected future date.

The policy value will depend on the investment experience of each sub-account of the variable account selected by the owner. All payments and values provided under the policy when based on the investment experience of the variable account are variable and are not guaranteed as to dollar amount. Therefore, prior to the annuity date you, as the owner, bear the entire investment risk under the policy.

There is no guaranteed or minimum cash surrender value, so the proceeds of a surrender could be less than the total premiums.

Initial Premium

The initial premium for each policy must generally be at least $5,000. We will waive this minimum if the policy is sold as a qualified policy to certain retirement plans. Generally, each additional premium must be at least $500. We will waive this minimum if you select an automatic payment plan. In no event, however, may the total of all premiums under a policy exceed $1,000,000 without our prior approval. The minimum net premium that may be allocated to an sub-account with no current allocations is $500. See Policy Application and Premiums on page 21.

The Variable Account

The variable account is a separate account, designated as Separate Account VA-2LNY, divided into sub-accounts. Assets of each sub-account are invested in a specified mutual fund portfolio. Each sub-account uses its assets to purchase, at their net asset value, shares of a specific series or portfolio of the following funds:

* Dreyfus Variable Investment Fund;

* Dreyfus Investment Portfolios;

* Growth Portfolio of Transamerica Variable Insurance Fund, Inc.;

* Dreyfus Stock Index Fund; or

* The Dreyfus Socially Responsible Growth Fund, Inc.

The Sub-Accounts

The following eighteen sub-accounts are currently available for investment in the variable account.

* Money Market
* Special Value
* Zero Coupon 2000
* Quality Bond
* Small Cap
* Capital Appreciation
* Stock Index
* Socially Responsible Growth * Growth and Income * International Equity * International Value * Disciplined Stock * Small Company Stock * Balanced * Limited Term High Income * Transamerica Growth * Core Value * MidCap Stock
        The funds pay their investment adviser and administrators certain fees charged against the assets of each portfolio. The policy value, if any, and the amount of any variable annuity payments will vary to reflect the investment performance of all of the sub-accounts you select and the deduction of the charges. See Charges and Deductions on page 27. For more information about the funds see The Funds on page 17 and the accompanying fund's prospectuses.

The Fixed Account

We will credit interest to the amounts in the fixed account at a rate of not less than 3% annually. We may credit interest at a rate in excess of 3% at our discretion for any class. We guarantee to credit each interest rate for at least 12 months.

Investment Option Limit

Currently, you may not elect more than a total of eighteen investment options over the life of the policy. Investment options include sub-accounts of the variable account and the fixed account.

Transfers Before the Annuity Date

        Prior to the annuity date, you may make transfers between and among the sub-accounts. A "transfer" is the reallocation of amounts among the sub-accounts of the variable account.

We charge a fee of $10 for each transfer in excess of 18 per policy year. We exclude transfers under certain programs, which will not count towards the 18 free transfers per policy year.

Withdrawals

You may withdraw all or part of the cash surrender value on or before the annuity date. However, amounts you withdraw may be subject to a contingent deferred sales load. Amounts you withdraw may be subject to a premium tax or similar tax, depending upon the state in which the you live. Withdrawals may further be subject to any federal, state or local income tax, and a penalty tax. Withdrawals from qualified policies may be subject to severe restrictions. Except for rollover IRA's, qualified policies are sold only with Transamerica's prior permission. We will generally deduct the annual policy fee on a full surrender of a policy. See Cash Withdrawals on page 24.





The Contingent Deferred Sales Load

Transamerica does not deduct a sales charge from premiums, although we may deduct premium taxes.

However, if any part of the policy value is withdrawn, a contingent deferred sales load of up to 6% of premiums withdrawn may be assessed by Transamerica to cover certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. Transamerica guarantees that the total contingent deferred sales load will never exceed 6% of the premiums.

After we have held a premium for seven policy years, you, as the owner, may withdraw the remaining premium without a contingent deferred sales load. You may make withdrawals up to the allowed amount described below without incurring a contingent deferred sales load each policy year before the annuity date.

The allowed amount is equal to:

* during the first policy year, the accumulated earnings not previously withdrawn;

* after you have held your policy for at least one full policy year, for the first withdrawal, and only the first withdrawal in a policy year, the sum of

1 100% of premiums not previously withdrawn and received at least seven policy years before the date of withdrawal; plus,

2 the greater of

a) the accumulated earnings not previously withdrawn; or,

b) 10% of premiums received at least one but less than seven complete policy years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such premiums.

* after the first policy year, after the first withdrawal in a policy year, the sum of

1 100% of premiums not previously withdrawn and received at least seven complete policy years before the date of withdrawal; plus,

2 accumulated earnings not previously withdrawn.

Withdrawals will always be made first from accumulated earnings, and then from premiums on a first-in, first-out basis. So, accumulated earnings could be withdrawn as part of the first withdrawal in a policy year and, therefore, not be available for withdrawals made later that policy year. The accumulated earnings, if any, in your policy value are always available as the allowed amount. You cannot withdraw any premium deposited by check until that check clears. See Contingent Deferred Sales Load on page 27 and Cash Withdrawals on page 24.

Other Charges and Deductions

We deduct a daily charge referred to as the Mortality and Expense Risk Charge. This charge is equal to a percentage of the value of the net assets in the variable account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the variable account attributable to your policy. See Mortality and Expense Risk Charge on page 28. We guarantee that this mortality and expense risk charge will not be increased.

Transamerica also deducts a daily charge referred to as the Administrative Expense Charge equal to a percentage of the value of the net assets in the variable account corresponding to an effective annual rate of 0.15% to help cover some of the costs of administering the policy and the variable account. This charge may change, but it is guaranteed not to exceed a maximum effective annual rate of 0.25%. See Administrative Charges on page 28.

There is also an administrative charge each year for policy maintenance referred to as the Policy Fee. This fee is currently $30, or 2% of the policy value, if less. It will not be assessed for policy years in which the policy value exceeds $50,000 on the last business day of the policy year or as of the date the policy is surrendered. We will deduct the policy fee at the end of the policy year or when you surrender the policy, if earlier. We may change the policy fee for any policy year. But we guarantee it will not exceed the lesser of $60 or 2% of the policy value.

After the annuity date this fee is referred to as the annuity fee. The annuity fee is $30 and will not change.

A $10 charge is imposed for each transfer in excess of eighteen during a policy year. See Transfer Fee on page 29.

Also, New York currently has no premium tax nor retaliatory premium tax. If New York imposes these taxes in the future, or if you are or becomes a resident of a state other than New York where such taxes apply, the charges could be deducted from premiums and/or from the annuity purchase amount upon annuitization. See Premium Taxes on page 28.




Variable Account Fee Table

The purpose of this table is to help you understand the various costs and expenses that the owner will bear directly and indirectly. The table reflects expenses of the variable account as well as of the portfolios. The table assumes that the entire policy value is in the variable account. The information set forth should be considered together with the narrative provided under the heading Charges and Deductions on page 27 of this prospectus, and with the funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.


Policy Transaction Expenses(1)

Sales Charge Imposed on Premiums                 0
Maximum Contingent deferred sales load(2)               6%


Range of Contingent Deferred Sales Load Over Time

Policy Years Since
Premiums Receipt
Contingent Deferred
Sales Load
Less than 2 years
6%
2 years but less than 4 years 5% 4 years but less than 6 years 4% 6 years but less than 7 years 2% 7 or more 0%



        Other Policy Expenses

        Transfer Fee (first 18 per Policy Year)3                   0
        Systematic Withdrawal Fee                          0
        Policy Fee4                                     $30


                Variable Account Annual Expenses1

Mortality and Expense Risk Charges              1.25%
Adminitrative Expense Charge5                   0.15%
Other Fees and Expenses of the Variable Account 0.00%
Total Variable Account Annual Expenses          1.40%



Portfolio Annual Expenses
(as a percentage of assets after fee waiver and/or expense reimbursement)(6)

Portfolios
Management
Fee
Other
Expenses
Total Portfolio
Annual Expense
Money Market
0.50%
0.11%
0.61%
Special Value
0.75%
0.24%
0.99%
Zero Coupon 2000
0.45%
0.16%
0.61%
Quality Bond
0.65%
0.10%
0.75%
Small Cap
0.75%
0.03%
0.78%
Capital Appreciation
0.75%
0.05%
0.80%
Stock Index Fund
0.25%
0.03%
0.28%
Socially Responsible Growth Fund
0.75%
0.07%
0.82%
Growth and Income
0.75%
0.05%
0.80%
International Equity
0.75%
0.31%
1.06%
International Value
1.00%
0.42%
1.42%
Disciplined Stock
0.75%
0.27%
1.02%
Small Company Stock
0.75%
0.37%
1.12%
Balanced
0.75%
0.25%
1.00%
Limited Term High Income
0.65%
0.24%
0.89%
Transamerica Growth
0.75%
0.10%
0.85%
Core Value
0.75%
0.25%
1.00%
MidCap Stock
0.75%
0.25%
1.00%

Expense information regarding the portfolios has been provided by the funds. Transamerica has no reason to doubt the accuracy of the information, but has not verified those figures. In preparing the table above and the examples that follow, Transamerica has relied on the figures provided by the funds. These figures are for the year ended December 31, 1998. Actual expenses in future years may be higher or lower than the figures above.

Notes to Fee Table:

1. The policy transaction expenses apply to each policy, regardless of how policy value is allocated between the variable account and the fixed account. The variable account annual expenses do not apply to the fixed account.

2. You may withdraw a portion of the premiums each year after the first policy year without any contingent deferred sales load, or CDSL. After we have held a premium for seven policy years, you may withdraw the remaining premium payments without any contingent deferred sales load. You may always withdraw accumulated earnings without a CDSL.

3. We will charge a transfer fee of $10 for each transfer in excess of 18 in a policy year. We may also charge a fee of up to $25 per year if you elect the systematic withdrawal option.

4. The current annual policy fee per policy year is the lesser of $30 or 2% of the policy value. We may change the fee annually, but it will not exceed the lesser of $60, or 2% of the policy value. The current annual administrative expense charge is 0.15%. We may increase it to 0.25%.

5. From time to time, each portfolio's investment adviser, in its sole discretion, may waive all or part of its fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the above portfolio annual expenses table reflect the portfolio's adviser's waiver of fees or reimbursement of expenses, if applicable, for calendar year 1998. We anticipate that such waivers and reimbursements will continue for calendar year 1999. Without such waivers or reimbursements, the management fee, other expenses and total portfolio annual expenses for 1998 would have been, as a percentage of assets, _____%, ____% and _____% for Transamerica Growth Portfolio and _____%, ______%, and _____% for Limited Term High Income Portfolio, respectively.


Examples*

* The following three examples reflect no policy fee deduction because the approximate average policy value is more than $50,000. The policy fee is waived for policy values over $50,000.

* These examples all assume that no transfer fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. See Premium Taxes on page 29.

* These examples show expenses without reflecting fee waivers and reimbursements for 1998. Except for the Limited Term High Income and Transamerica Growth Portfolios, it is not anticipated that there will be any fee waivers or expense reimbursements in the future.

Example 1

If you surrender the policy at the end of the applicable time period, you would pay the following expenses on a $1,000 initial premium assuming a 5% annual return on assets:

Variable Sub-Accounts
    1 Year
   3 Years
 5 Years
   10 Years
Money Market
$74.40
$108.05
$141.94
$233.76
Special Value
$78.21
$119.55
$162.05
$272.63
Zero Coupon 2000
$74.40
$108.05
$141.94
$233.76
Quality Bond
$75.81
$112.30
$149.39
$248.27
Small Capital
$76.11
$113.21
$150.98
$251.35
Capital Appreciation
$76.31
$113.82
$152.04
$253.39
Stock Index
$71.08
$97.81
$124.16
$198.70
Socially Responsible Growth
$76.51
$114.42
$153.10
$255.44
Growth Income
$76.31
$113.82
$152.04
$253.39
International Equity
$78.91
$121.65
$165.71
$279.62
International Value
$82.51
$132.40
$184.33
$314.73
Disciplined Stock
$78.51
$120.45
$163.62
$275.63
Small Company Stock
$79.51
$123.45
$168.84
$285.56
Balanced Fund
$78.31
$119.85
$162.57
$273.63
Limited Term High Income
$77.21
$116.53
$156.79
$262.55
Transamerica Growth Fund
$76.84
$115.58
$154.87
$261.67
Core Value
$78.36
$120.28
$162.95
$279.12
MidCap Stock
$78.36
$120.28
$162.95
$279.12


Example 2

If you do not surrender and you do not annuitize the policy, you would pay the following expenses on a $1,000 initial premium assuming a 5% annual return on assets:

Variable Sub-Accounts
1 Year
  3 Years
 5 Years
  10 Years
Money Market
$20.40
$63.05
$108.29
$233.76
Special Value
$24.21
$74.55
$127.55
$272.63
Zero Coupon 2000
$20.40
$63.05
$108.29
$233.76
Quality Bond
$21.81
$67.30
$115.43
$248.27
Small Capital
$22.11
$68.21
$116.95
$251.35
Capital Appreciation
$22.31
$68.82
$117.96
$253.39
Stock Index
$17.08
$52.96
$91.26
$198.70
Socially Responsible Growth
$22.51
$69.42
$118.98
$255.44
Growth Income
$22.31
$68.82
$117.96
$253.39
International Equity
$24.91
$76.65
$131.05
$279.62
International Value
$28.51
$87.40
$148.89
$314.73
Disciplined Stock
$24.51
$75.45
$129.05
$275.63
Small Company Stock
$25.51
$78.45
$134.05
$285.56
Balanced Fund
$24.31
$74.85
$128.05
$273.63
Limited Term High Income
$23.21
$71.53
$122.51
$262.55
Transamerica Growth Fund
$22.84
$70.58
$121.22
$261.67
Core Value
$24.36
$75.28
$129.30
$279.12
MidCap Stock
$24.36
$75.28
$129.30
$279.12


Example 3

If you elect to annuitize at the end of the applicable period under an annuity form with life contingencies,** you would pay the following expenses on a $1,000 initial premium assuming a 5% annual return on assets:

Variable Sub-Accounts
1 Year
3 Years
 5 Years
10 Years
Money Market
$74.40
$63.05
$108.29
$233.76
Special Value
$78.21
$74.55
$127.55
$272.63
Zero Coupon 2000
$74.40
$63.05
$108.29
$233.76
Quality Bond
$75.81
$67.30
$115.43
$248.27
Small Capital
$76.11
$68.21
$116.95
$251.35
Capital Appreciation
$76.31
$68.82
$117.96
$253.39
Stock Index
$71.08
$52.96
$91.26
$198.70
Socially Responsible. Growth
$76.51
$69.42
$118.98
$255.44
Growth Income
$76.31
$68.82
$117.96
$253.39
International Equity
$78.91
$76.65
$131.05
$279.62
International Value
$82.51
$87.40
$148.89
$314.73
Disciplined Stock
$78.51
$75.45
$129.05
$275.63
Small Company Stock
$79.51
$78.45
$134.05
$285.56
Balanced Fund
$78.31
$74.85
$128.05
$273.63
Limited Term High Income
$77.21
$71.53
$122.51
$262.55
Transamerica Growth Fund
$76.84
$70.58
$121.22
$261.67
Core Value
$78.36
$75.28
$129.30
$279.12
MidCap Stock
$78.36
$75.28
$129.30
$279.12

*In preparing the examples above, we have relied on the data provided by the funds. Transamerica has no reason to doubt the accuracy of that information. However, we have not verified those figures.

**For annuitization under a form that does not include life contingencies, a contingent deferred sales load may apply.

You should not consider these examples to represent past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the policy. The assumed 5% annual return is only hypothetical. It is not a representation of past or future returns. Actual returns could be greater or less than this assumed rate.



Annuity Payments

We will make annuity payments either on a fixed basis or a variable basis, or a combination of a fixed and variable basis, as you select. You have flexibility in choosing the annuity date. In no event may the annuity date be later than the first day of the month immediately preceding the month of your 85th birthday. The annuity date cannot be earlier than the first day of the month coinciding with or immediately following the third policy anniversary. We will begin annuity payments on the first day of the calendar month following the annuity date.

        You have a choice of four annuity forms:

1. Life Annuity;
2. Life and Contingent Annuity;
3. Life Annuity with Period Certain; and
4. Joint and Survivor Annuity.

Payments on Death Before the Annuity Date

We pay a death benefit on the death of either the owner or annuitant prior to the annuity date. If the deceased owner or annuitant, as applicable, had not attained their 85th birthday, the death benefit is the greatest of:

(a) the policy value;

(b) all premiums paid to the policy less withdrawals and any premium taxes applicable to those withdrawals; or

(c) the greatest policy anniversary value prior to the earliest of the annuitant's or owner's 75th birthday, increased by premiums paid since that policy anniversary, less withdrawals and any premium taxes applicable to those withdrawals.

If the deceased owner or annuitant, as applicable, had attained age 85, the death benefit will be the policy value. We will generally pay the death benefit within seven days of receipt of the required proof of death of the owner or the annuitant. We must have sufficient information about the beneficiary to make the payment. We must receive the beneficiary's election of the method of settlement. If we receive no election of the settlement method, we will pay the death benefit no later than one year from the date of death. We do not charge a contingent deferred sales load. The beneficiary may elect to receive the death benefit as either a lump sum or as an annuity.

Federal Income Tax Consequences

An owner who is a natural person, meaning an individual, rather than a corporation or trust, generally should not be taxed on increases in the policy value until a distribution under the policy occurs. A withdrawal or annuity payment, for example, would qualify as a distribution, thereby triggering a taxable event. A deemed distribution would also trigger a taxable event. Deemed distributions occur when owners pledge, loan, or assign a policy as collateral.

Generally, a portion, up to 100%, of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise. Mandatory withholding may apply for certain qualified policies. In addition, a federal penalty tax may apply to certain distributions or deemed distributions.

Right to Cancel

You, as owner, have the right to examine the policy for a limited period. This is known as a Free Look Period. You can cancel the policy by delivering or mailing a written notice or by sending a telegram to:

* the agent from whom you purchased the policy; or

* the service center.

You must do this before midnight of the tenth day, or longer if required by New York Department of Insurance, after receipt of the policy.

If you give us notice and the return of the policy by mail, properly addressed and postage prepaid, we will be deem it to have been made on the date postmarked. We will refund the amounts allocated to the fixed account and the variable accumulated value determined as of the date the notice is postmarked within seven days after we receive such notice to cancel and the returned policy. See Application of Purchase Payments on page 28. You may request more information by writing:

Transamerica Annuity Service Center
P.O. Box 31728
Charlotte, North Carolina
28231-1728
or
Call 1-800-258-4261
with any questions concerning your policy.

You should be able to provide the policy number and the owner's and annuitant's names when requesting information regarding a specific policy.

NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this prospectus and in the prospectuses for the funds. They should be referred to for more detailed information.

With respect to qualified policies, limits or restrictions may be imposed on premiums, withdrawals, distributions, benefits or other policy provisions due to:

* the requirements of a particular retirement plan;

* an endorsement to the policy; or

* limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended.

This prospectus does not describe such limitations or restrictions.

CONDENSED FINANCIAL INFORMATION

You will find condensed financial information on each sub-account in Appendix D on page 45. You will find the full financial statements and reports of independent auditors for the variable account in the Statement of Additional Information.


PERFORMANCE DATA

Advertising of Yields

From time to time, we may advertise yields and average annual total returns for the sub-accounts of the variable account. In addition, we may advertise the effective yield of the Money Market Sub-Account.

These figures will be based on historical information and are not intended to indicate future performance.

Yield Calculations

The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that sub-account over a specified seven-day period.

The yield is calculated by assuming:

* the income generated for that seven-day period is generated each seven-day period over a 52-week period; and

* it is shown as a percentage of the investment.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in that sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the com-pounding effect of this assumed reinvestment.

The yield of a sub-account, other than that of the Money Market Sub-Account, refers to the annualized income generated by an investment in the sub-account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any contingent deferred sales load or premium taxes that may apply to a particular policy. When the contingent deferred sales load is applies to a particular policy, the yield of that policy will be reduced. For additional information about how yields and total returns are calculated, please refer to the Statement of Additional Information.

Total Returns

Average annual total returns for each sub-account are based on performance data compiled since the sub-account commenced operations. Performance results are also measured over 1, 5 and 10 year time periods. When average annual total returns for these periods are available, you will be provided with this information. Each return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment. This will include the deduction of any applicable contingent deferred sales load, but exclude the deduction of any premium taxes. These returns will represent the periods for which total return quotations are provided up to the last day of the period.

Performance information

Performance information for any sub-account reflects only the performance of a hypothetical policy under which policy value is allocated to a sub-account during a particular time period on which the calculations are based. It should be considered in light of: * the investment objectives; * investment policies; * characteristics of the portfolios in which the sub-account invests; and * the market conditions during the given time period.

You should not consider it as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.


Reports and promotional literature may also contain other information including:

1. the ranking of any sub-account derived from rankings of variable annuity separate accounts or their investment products tracked by:

* Lpper Analytical Services, Inc.,
* VARDS,
* IBC/Donoghue's Money Fund Report,
* Financial Planning Magazine,
* Money Magazine,
* Bank Rate Monitor,
* Standard and Poor's Indices, and
* The Dow Jones Industrial Average.
It may also include other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; and

2. the effect of tax deferred compounding on sub-account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise.

These may include a comparison, at various points in time, of the return from an investment, or returns in general, on a tax-deferred basis, assuming one or more tax rates, with the return on a currently taxable basis. We may also use other ranking services and indices.

In our advertisements and sales literature, we may use charts and graphs to discuss and illustrate:

* the implications of longer life expectancy for retirement planning; * the tax and other consequences of long-term investments; * the effects of the lifetime payout option; * the operation of certain special investment features in the policy - such as the dollar cost averaging option; * the effects of certain investment strategies; and * the Social Security system and its projected payout levels and retirement plans generally.

We may, from time to time, disclose average annual total returns and cumulative total returns for the sub-accounts in non-standard formats. We will assume that no contingent deferred sales load is applicable to these returns. Whenever we show non-standard performance, we will also show standardized performance. You will find additional information about the calculation of performance data in the statement of additional information.

We may also advertise performance figures for the sub-accounts based on their performance prior to the time the variable account started.





TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK
AND THE VARIABLE ACCOUNT

Transamerica Life Insurance Company of New York

Transamerica Life Insurance Company of New York, hereafter referred to as Transamerica, is a stock life insurance company incorporated under the laws of the State of New York on February 5, 1986. It is mainly engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company, which in turn is an indirect subsidiary of Transamerica Corporation. The address for Transamerica Life Insurance Company of New York is 100 Manhattanville Road, Purchase, New York 10577.

Published Ratings

Transamerica may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica. These ratings should not be considered as bearing on the investment performance of assets held in the variable account. Each year the A.M. Best Company reviews the financial status of thousands of insurers. Once it has completed its analysis of each insurer's financial strength, A.M. Best assigns the insurer a Best Rating.

These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, other rating companies, such as by Standard & Poor's Insurance Ratings Services or Duff & Phelps assess our claims-paying ability. They also may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

The Variable Account

On June 23, 1992, Transamerica's Board of Directors passed resolutions to establish the Separate Account VA-2LNY of Transamerica, also referred to as the Variable Account, under the laws of the State of New York. The variable account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the variable account.

The assets of the variable account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 4240 of the New York Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company. This protection remains in place so long as assets in the assets in the separate account do not exceed the reserves and other requirements of the separate account are maintained.

Income, gains and losses incurred on the assets in the variable account, whether or not realized, are credited to or charged against the variable account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the variable account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.

The variable account has eighteen sub-accounts, each of which invests solely in a specific corresponding portfolio. Changes to the sub-accounts may be made at the discretion of Transamerica.

THE FUNDS

The variable account invests exclusively in the:
* Series of Dreyfus Variable Investment Fund
* Dreyfus Stock Index Fund
* The Dreyfus Socially Responsible Growth Fund, Inc.
* Portfolios of Dreyfus Investment Portfolios
* the Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

The Variable Fund was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated October 29, 1986. It commenced operations on August 31, 1990, and is registered with the Commission as an open-end management investment company under the 1940 Act. Currently, thirteen series, or portfolios, of the variable fund are available for the policies. Each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

The Stock Index Fund was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. It is registered with the Commission as an open-end, non-diversified, management investment company.

The Socially Responsible Fund was incorporated under Maryland law on July 20, 1992, and commenced operations on August 31, 1993. It is registered with the Commission as an open-end, diversified, management investment company.

Dreyfus Investment Portfolios organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated May 14, 1993. It is registered with the Commission as an open-end management company under the 1940 Act and commenced operations May 1, 1998. Currently, two Portfolios of Dreyfus Investment Portfolios are available for the policy.

Transamerica Variable Insurance Fund, Inc. was incorporated under Maryland law on June 23, 1995. It commenced operations on November 1, 1996, and is registered with the SEC as a management investment company. One of its portfolios is the Growth Portfolio.

The Commission does not supervise the management or the investment practices and policies of any of the portfolios. The assets of the Variable Fund, the Socially Responsible Fund, the Stock Index Fund are each separate from the assets of the other portfolios.

Service Providers to The Funds

* The Dreyfus Corporation provides investment advisory and administrative services to the Dreyfus Variable Investment Fund and the Socially Responsible Fund.

* Mellon Equity Associates provides index fund management services to the Stock Index Fund, with The Dreyfus Corporation serving as the manager, in accordance with applicable agreements with the fund.

* Fayez Sarofim & Co. provides sub-investment advisory services for the Capital Appreciation Portfolio.

* NCM Capital Management Group, Inc., provides sub-investment advisory services for the Socially Responsible Fund.

* Transamerica  provides  investment advisory services to Transamerica VIF, with
Transamerica  Investment  Services,   Inc.,  providing  sub-investment  advisory
services.

Transamerica receives fees from the Dreyfus Corporation and its affiliates for providing certain administrative and or other services. The portfolios are described below. Please see the Variable Fund, the Stock Index Fund, the Socially Responsible Fund, Dreyfus Investment Portfolio and Transamerica VIF prospectuses for more information.

Money Market Portfolio

The Money Market Portfolio's investment objective is to achieve as high a level of current income while preserving invested capital and maintaining liquidity. It seeks to achieve this objective by investing in short-term money market instruments. The investment advisory fee is payable monthly at the annual rate of 0.50 of 1% of the value of the portfolio's average daily net assets. This portfolio is not insured or guaranteed by the FDIC or any agency of the United States Government. While the portfolio intends to maintain a stable net asset value of $1.00 per share, it is subject to loss of principal.



Special Value Portfolio

The Special Value Portfolio's investment objective is to maximize total return on your investment capital. Total return consists of capital appreciation and current income. It seeks to achieve its objective by investing in a wide range of equity and debt securities and money market instruments. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of
0.75 of 1% of the value of the portfolio's average daily net assets.

Zero Coupon 2000 Portfolio

The Zero Coupon 2000 Portfolio's investment objective is to provide as high an investment return as is possible while preserving capital. It seeks to achieve its objective by investing primarily in:

* debt obligations of the U.S. Treasury bonds that have been stripped of their unmatured interest coupons;

* interest coupons that have been stripped from debt obligations issued by the U.S. Treasury;

* receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates.

Collectively, we refer to these as Stripped Treasury Securities. The portfolio also may purchase certain other types of stripped government or corporate securities. The portfolio's assets will consist primarily of portfolio securities which will mature on or about December 31, 2000. The investment advisory fee is payable monthly at the annual rate of 0.45 of 1% of the value of the portfolio's average daily net assets.

Quality Bond Portfolio

The Quality Bond Portfolio's investment objective is to provide the maximum amount of current income possible while preserving capital and the maintaining liquidity. It seeks to achieve its objective by investing mainly in: debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major banking institutions. The investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the portfolio's average daily net assets.

Small Cap Portfolio

The Small Cap Portfolio's investment objective is to maximize capital appreciation. It seeks to achieve its objective by investing mainly in common stocks. Under normal market conditions, the portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase. The Dreyfus Corporation will invest in companies it believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in the future earnings. The investment advisory fee is payable monthly at the annual rate of
0.75 of 1% of the value of the portfolio's average daily net assets.

Capital Appreciation Portfolio

The Capital Appreciation Portfolio's primary investment objective is to provide as much long-term capital growth as possible while preserving capital. Current income is a secondary goal. It seeks to achieve its goals by investing in common stocks of domestic and foreign issuers. An investment advisory fee is payable to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to Fayez Sarofim & Co. at the total annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

Growth and Income Portfolio

The Growth and Income Portfolio's investment objective is to provide as much long-term capital growth, current income and growth of income as possible while undertaking reasonable investment risk. This portfolio invests primarily in equity and debt securities and money market instruments of domestic and foreign issuers. The proportion of the portfolio's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.



International Equity Portfolio

The International Equity Portfolio's investment objective is to maximize capital appreciation. This portfolio's invests primarily in the equity securities of foreign issuers located throughout the world. An investment advisory fee at an annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets is payable monthly to The Dreyfus Corporation.

International Value Portfolio

The International Value Portfolio's investment objective is long-term capital growth. This portfolio invests primarily in a portfolio of publicly traded equity securities of foreign issuers. Each equity within the portfolio would be characterized as value companies according to criteria established by the portfolio's investment adviser. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 1.00% of the value of the portfolio's average daily net assets.

Disciplined Stock Portfolio

The Disciplined Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks as a group, as presented by the Standard & Poor's 500 Composite Stock Price Index. This portfolio will use quantitative statistical modeling techniques to build a portfolio in an attempt to achieve its investment objective. It will do so without assuming risk greater than that found in the broad stock market. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets.

Small Company Stock Portfolio

The  Small  Company  Stock  Portfolio's   investment  objective  is  to  provide
investment results that are greater than the total return performance of publicly traded common stocks as a group, as represented by the Russell 2500 Index. This portfolio invests primarily in a portfolio of equity securities of small to medium sized domestic companies. While investing in these companies, the portfolio will attempt to maintain volatility and diversification similar to that of the Russell 2500 Index. An investment advisory fee is payable monthly to the Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

Balanced Portfolio

The Balanced Portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds as a group, as represented by a hybrid index. 60% of the portfolio is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index. 40% of the portfolio is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. This Series invests primarily in common stocks and bonds. The Dreyfus Corporation selects the proportion of each, based on their expected returns and risks. An investment advisory fee is payable monthly to the Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

Limited Term High Income Portfolio

The Limited Term High Income Portfolio's investment objective is to maximize total return, through capital appreciation and current income. This portfolio seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities, commonly known as junk bonds. Under normal market conditions, these bonds will have an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. Investments of this type are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in the portfolio. Those risks are described in the portfolio's prospectus. An investment advisory fee is payable monthly to the Dreyfus Corporation at the annual rate of 0.65of 1% of the value of the portfolio's average daily net assets.

Stock Index Fund

The Stock Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as a group, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Stock Index Fund is not sponsored by or affiliated with Standard & Poor's Corporation in any way. The Stock Index Fund pays a monthly management fee to The Dreyfus Corporation at the annual rate of 0.245 of 1% of the value of the Stock Index Fund's average daily net assets.

Socially Responsible Fund

The Socially Responsible Fund's primary goal is to provide capital growth. It seeks to achieve this goal by investing principally in common stocks, or securities convertible into common stock. Stocks selected for this fund will be issued by companies which, in the opinion of the fund's management, must meet traditional investment standards. They must also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. A management fee is payable monthly to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to NCM Capital Management Group, Inc. at the total annual rate of 0.75 of 1% of the value of the Socially Responsible Fund's average daily net assets.

Core Value Portfolio

The Core Value Portfolio is a diversified portfolio. Its primary investment objective is to provide long-term growth of capital. Current income is a secondary investment objective. The portfolio anticipates that at least 65% of the value of its total assets, except when maintaining a temporary defensive position, will be invested in equity securities, such as common stocks, preferred stock and securities convertible into common stocks, including depository receipts. All of these would be characterized as equity securities issued by "value" companies according to criteria established by The Dreyfus Corporation. In general, the portfolio's investments are broadly diversified over a number of industries. As a matter of operating policy, the portfolio will not invest more than 25% of its total assets in any one industry. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the portfolio's average daily net assets.

MidCap Stock Portfolio

The MidCap Stock Portfolio is a diversified portfolio. Its investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks as a group, as represented by the Standard & Poor's MidCap 400 Index. Medium-size issuers will include those U.S. companies with market capitalizations generally ranging in value from $200 million to $5 billion. Market capitalization is defined as market price per share times the number of shares outstanding. The portfolio also may invest in large and small capitalization companies, including emerging and cyclical growth companies. Emerging and cyclical growth companies are firms which, while they may not have a history of stable long-term growth, are nonetheless expected to represent attractive investments. The equity securities in which the portfolio invests consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of Depositary Receipts. The portfolio is not an index fund and its investments are not limited to securities of issuers included in the S&P 400 Index. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1 of the portfolio's average daily net assets.

Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. seeks long-term capital growth. Common stock (listed and unlisted) is the basic form of investment. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the manager to be premier companies. In the Manager's view, characteristics of premier companies include one or more of the following: * dominant market share; * leading brand recognition; * proprietary products or technology; * low-cost production capability; and/or * excellent management with shareholder orientation. The manager of the portfolio believes in long-term investing and places great emphasis on each company's ability to sustain the above competitive advantages. Unless market conditions indicate otherwise, the manager also tries to keep the portfolio fully invested in equity-type securities. It also does not try to invest or divest based on stock market movements. When, in the judgment of the manager, and market conditions warrant, the portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments. The portfolio may invest up to 10% of its assets in debt securities having a call on common stocks that are rated below investment grade. A management fee of 0.75 of 1% of the average daily net assets is payable monthly to Transamerica Occidental Life Insurance Company, as adviser. The adviser pays Transamerica Investment
Services, Inc. a monthly fee of at the annual rate of 0.30 of 1% of the first $50 million, .25 of 1% of the next $150 million and .20 of 1% of the assets in excess of $200 million.

Variable Account Objectives

Meeting objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. You should be aware of the following risks:

* There is no assurance that any of these portfolios will achieve their stated objectives. . * An investment in the policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

* Investing in the policy involves certain investment risks, including possible loss of principal.

Resolution of Possible Conflicts

Since variable insurance products from other companies as well as Transamerica can invest in all of the portfolios, there is a possibility that a material conflict may arise between the interests of the variable account and other companies. If conflict occurs, the affected insurance companies will take the needed steps to resolve the matter. This may include stopping their separate account from investing in the portfolios.

Sources of Additional Information

You will find additional information in the current prospectuses for the portfolios, which accompany this prospectus, including:


* the investment objectives;

* the investment policies;

* the investment advisory services;

* the administrative services; and

* charges

You should read the portfolios' prospectuses carefully before you make any decision concerning the allocation of premiums to, or transfers among, the sub-accounts.

Addition, Deletion or Substitution

Transamerica does not control the portfolios. We therefore cannot guarantee that any of the sub-accounts of the variable account or any of the portfolios will always be available to investors for allocation of premiums or transfers. Transamerica retains the right to make changes in the variable account and in its investments.

Transamerica reserves the right to:

* eliminate the shares of any portfolio held by a sub-account; or

* substitute shares of another portfolio or of another investment company for the shares of any portfolio.

If the shares of a portfolio are no longer available for investment or if, in our judgement, a portfolio is not fulfilling its intended purpose within the variable account, we reserve the right to remove it. To the extent required by the 1940 Act, we will inform shareholders in advance of any substitutions. We will also see the Commission's advance approval before making substitutions. These potentially necessary substitutions should not be construed in any way as preventing or limiting the variable account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.




The Establishment of New Sub-Accounts

At Transamerica's discretion, based on marketing, tax, investment or other conditions, we can elect to establish new sub-accounts. We will make these new sub-accounts available to our existing policy owners on a basis which we will determine at that time. Each additional sub-account will purchase shares in a portfolio or in another mutual fund or investment vehicle. Transamerica may also eliminate one or more sub-accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant. In the event any sub-account is eliminated, Transamerica will notify owners and request a re-allocation of the amounts invested in the eliminated sub-account.

In the event of any substitution or change, Transamerica may change the policies in a way that appropriately reflects substitutions or changes. Furthermore, if we believe it to be in the best interests of persons having voting rights under the policies, the variable account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be deregistered under this act in the event such registration is no longer required, or may be combined with one or more other separate accounts.


THE FIXED ACCOUNT

This prospectus is generally intended to serve owners as a disclosure document only for the policy and the variable account. For complete details regarding the fixed account, see the policy itself.

Premiums allocated to and amounts transferred to the fixed account become part of the general account of Transamerica, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933, hereafter referred to simply as the 1933 Act. Nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Therefore the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account. The fixed account is part of the general account of Transamerica. The general account of Transamerica consists of all the general assets of Transamerica, other than those in the variable account, or assets in any other segregated asset account. Transamerica has the sole right to determine how it will invest the assets of its general account while adhering to applicable laws. The allocation or transfer of funds to the fixed account does not entitle the owner to share in the overall investment returns of Transamerica's general account.

The Interest Rate of the Fixed Account

Transamerica guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the fixed account under the policies. However, Transamerica reserves the right to change the minimum rate. Transamerica may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits.

Some of the factors that the company may consider in determining whether to credit excess interest to amounts allocated to the fixed account and the amount in that account are:

* general economic trends;

* rates of return currently available;

* anticipated returns on the company's investments;

* regulatory and tax requirements; and

* competitive factors.

Any interest credited to amounts allocated to the fixed account in excess of 3% per year will be determined in the sole discretion of Transamerica. The owner assumes the risk that interest credited to the fixed account allocations may not exceed the minimum guarantee of 3% for any given year.

Rates of interest credited to the fixed account will be guaranteed for at least twelve months and will vary by the timing and class of the allocation, transfer or renewal. At any time after the end of the twelve month period for a particular allocation, Transamerica may change the annual rate of interest for that class. The new annual rate of interest will remain in effect for at least twelve months. New purchase payments made to the policy which are allocated to the fixed account may receive different rates of interest. These rates of interest may differ from those interest rates credited to amounts transferred from the variable sub-accounts or guarantee period account and from those credited to amounts remaining in the fixed account and receiving renewal rates. These rates of interest may also differ from rates for allocations applied under certain options and services Transamerica may be offering.

Transfers from the Fixed Account

Transfers from the fixed account into a sub-account of the variable account are limited to four per policy year. The maximum transfer amount allowed from the fixed account will be the maximum transfer amount in effect on the date of such transfer during a policy year. The maximum transfer amount is a percentage of the value of the fixed account as of the date of the last policy anniversary. The percentage rate, which will be declared by Transamerica from time to time, will be a minimum of 25% and, currently, is 25%.

Transfers into the Fixed Account

There is a 90 day waiting period before you are allowed to make a second or additional transfers from a sub-account of the variable account into the fixed account.


THE POLICY

The Policy is a Flexible Premium Multi-Funded Individual Deferred Annuity Policy. The rights and benefits under the policy are described below and in the policy. Transamerica reserves the right to modify the policy so that it conforms to any federal or state stature, or rule or regulation. Such modifications will give policy owners the benefits of these changes. Transamerica is responsible for the obligations stated in the oolicy.

The policies may be used for rollover IRAs and for rollover Roth IRAs that qualify for special federal income tax treatment. With Transamerica's prior permission, the policies may also be available as a contributory IRAs, as contributory Roth IRAs, as Section 403(b) annuities and for use in Section 401(a) qualified pension and profit sharing plans established by corporate employers. Generally, qualified policies contain restrictive provisions limiting the timing and amount of payments and distributions from the qualified policy.


POLICY APPLICATION AND PREMIUMS

Premiums

Please send all of your premium payments to the service center. We will send the owner a confirmation letter to acknowledge the acceptance of each premium.

The initial premium for each policy must generally be at least $5,000. Transamerica, may, at its discretion, accept lower initial premiums for certain qualified policies.

We will ordinarily issue the policy and derive the net premium from the initial premium within two days of receipt of a properly completed application and the premium. At this time, the policy is accepted and funded with your premium. A net premium is defined as a premium minus any applicable premium taxes. These taxes may include retaliatory premium taxes, which possibly could be levied in the future in New York, or in any other state in which the owner lives, where such taxes are levied in the future. Acceptance of the application is subject to it being received in good order. Transamerica reserves the right to reject any application. Policies normally will not be issued with respect to annuitants more than 80 years old, although Transamerica in its discretion may waive this restriction in certain cases.

If the initial premium cannot be credited within two days of receipt of the premium and application because the application is incomplete or for any other reason, then Transamerica will contact the owner. We will explain the reason for the delay and will refund the initial premium within five business days. However, if the owner consents to Transamerica retaining the initial premium, we will credit it to your policy as soon as the requirements are fulfilled.

Ten Day Cancellation Option

The owner has the right to examine the policy for a limited period known as a Free Look Period. The owner may cancel the policy by delivering or mailing a written notice or by sending a telegram to:

* the agent through whom the policy was purchased; or

*  the service center

This must be done before midnight of the tenth day after receipt of the policy. If the owner gives notice by mail and returns the policy by mail, properly addressed with postage paid, the request for cancellation will be deemed to have been made on the date postmarked. We will refund the owner's premiums to the fixed account plus the variable accumulated value, determined by the date postmarked. The return of these amounts will occur within seven days after we receive the owner's returned policy and the request to cancel.

Additional premiums may be paid into the policy at any time prior to the annuity date, as long as the annuitant or contingent annuitant is living. Additional premiums must be at least $500, or at least $100 if paid to an automatic payment plan. Using an automatic payment plan, the additional premiums are automatically deducted from a bank account. In addition, minimum allocation amounts apply. Additional net premiums are credited to the policy as of the date the payment is received. Currently, additional premiums after the initial premium may not be made to Section 401(a) and Section 403(b) annuity policies.

Total premiums for any policy may not exceed $1,000,000 without prior approval of Transamerica. In no event may the sum of all premiums for a policy during any taxable year exceed the limits imposed by any applicable federal or state laws, rules, or regulations.

Choosing One or More Investment Options

As the owner of the policy, you will have the opportunity to choose how your premiums are invested. You may select one or more sub-accounts, and you may allocate your premium dollars in the percentages of your choice. Any premium allocation you choose is allowed, as long as it is 10% or more, and you use whole numbers. 25% is allowed, for example, whereas an allocation of 25.50% is not allowed. In addition, the initial premium allocated to any sub-account must be at least $500. The policy owner has the choice of which sub-accounts to invest, or not invest in. For all non-IRA policies, the net premium derived form the initial premium will be allocated directly to the sub-account or sub-accounts chosen by the owner. These net premiums will be allocated as you have chosen them to be, according to the percentages you have designated when we receive the premium.

As the policy owner, you may change your allocation percentages at any time. To accomplish this, simply submit a request for such a change to the service center in a form and manner acceptable to Transamerica. Any changes to the allocation percentages are subject to this limitation above. Please call the service center in advance to determine how your request for allocation changes should be made. Your requested changes will take effect:

* with the first premium received after you have submitted your request; or

* with any request deemed acceptable by Transamerica that is accompanied by a premium.

Your requested changes will remain in effect until you change them again or cash surrender your policy.
If, as the owner, you decide to allocate additional net premiums to an inactive sub-account of the variable account, you must allocate at least $500.

Investment Option Limit

Currently, as the owner, you may not allocate premium dollars to more than eighteen investment options over the life of the policy. Investment options include sub-accounts of the variable account and the fixed account. Each sub-account and the fixed account that ever received a transfer or purchase payment allocation count as one towards this total of eighteen limit.

Transamerica may waive this limit in the future. For example, if the owner makes an allocation to the money market sub-account and later transfers all amounts out of this money market sub-account, it would still count as one for the purposes of the limitation even if it held no value. If the owner transfers from a sub-account to another sub-account and later back to the first, the count towards the limitation would be two, not three.


POLICY VALUE

Before the annuity date, the policy value is the sum of :

* the fixed accumulated value, plus

* the variable accumulated value.

The policy value is determined with the use of valuation periods. A valuation period is the period between successive valuation days. It begins at the close of the New York Stock Exchange, generally 4:00 p.m. ET, on each valuation day. It ends at the close of the New York Stock Exchange on the next succeeding valuation day. A valuation day is each day that the New York Stock Exchange is open for regular business. The value of the variable account assets is determined at the end of each valuation day. To determine the value of an asset on a day that is not a valuation day, the value of that asset as of the end of the next valuation day will be used. Days that are not considered to be valuation days are those during which the New York Stock Exchange is closed for regular business.

The variable accumulated value is expected to change from valuation period to valuation period. The changes reflect how the investment performed of all of the selected portfolios, and also reflect the deductions for charges.

How Your Variable Accumulation Units Are Created

When you, as the policy owner, pay premiums into your policy, those premiums are used to purchase variable accumulation units in the sub-accounts in which you have chosen to invest. At the end of each valuation period during which Transamerica received premiums from you, the owner, will be credited with variable accumulation units. The number of units you receive is determined by dividing:

* the portion of each net premium allocated to the sub-accounts by

* the variable accumulation unit value, at the end of the valuation Period.
When you, the owner, pay your first premium, which is defined as the initial net premium, variable accumulation units for that payment are credited to the policy value. That credit is then held in the money market sub-account for fifteen calendar days after the policy date. The variable accumulation units credited to your policy as the result of your initial net premium are credited to your policy's value within two valuation days of:

1. the date upon which Transamerica's service center receives an acceptable and properly completed application; or

2. the date upon which Transamerica's service center receives the initial premium.

The variable accumulation units credited to your policy as the result of subsequent premiums will be credited to your policy's value at the end of the valuation period during which Transamerica received your payment.

How Variable Accumulation Unit Values Are Calculated

The value of a variable accumulation unit for each sub-account for a valuation period is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the sub-account's net investment factor for the valuation period. The value of a variable accumulation unit may go up or down.

The net investment factor is used to determine the value of accumulation and annuity unit values for the end of a valuation period. The applicable formula can be found in the Statement of Additional Information, or SAI.

Transferring Among Sub-Accounts

When you transfer premium dollars among the sub-accounts, those transfers will result in the purchase and/or cancellation of variable accumulation units. The value of these units will equal the total dollar amount you are transferring to or from a sub-account. These transactions are valued at the end of the valuation day on which you performed your transaction.




TRANSFERS

Transfers Before the Annuity Date

Before the annuity date, as the owner you may transfer all or part of the policy value among the sub-accounts by giving a written request to the service center subject to the following conditions:

1. the minimum amount which may be transferred is $500; and

2. the minimum transfer to an inactive sub-account is $500.

Transfers are restricted into or out of the fixed account. Transfers are also subject to terms and conditions that may be imposed by the portfolios.

Your transfer requests must specify the amounts you wish to transfer from each sub-account or the fixed account and the amounts you wish to transfer into each sub-account or the fixed account.

Transamerica imposes a transfer fee of $10 for each transfer over 18 in a policy year. We also reserve the right to:

* waive the transfer fee;

* vary the number of transfers without charge; or

* not count transfers under certain options or services.

If a transfer which you have requested reduces the value in a sub-account or the fixed account to less than $500, then Transamerica reserves the right to transfer the remaining amount along with the amount you requested to be transferred. This will be done in accordance with the transfer instructions you provided. Under current law, there will not be any tax liability to you, the owner if you make a transfer.

Possible Restrictions

Transamerica reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant sub-account values from one sub-account to another may prevent the portfolio impacted by these transfers from taking advantage of investment opportunities. This occurs because the portfolio must maintain a significant cash position in order to handle redemptions.

Such large and sudden movement of assets in any one portfolio may also cause a substantial increase in portfolio transaction costs. These costs must be indirectly borne by owners. Therefore, Transamerica reserves the right to require that all transfer requests be made by you, the owner and not by a third party holding a power of attorney. We also require that each transfer request be made by a separate communication to Transamerica. Transamerica also reserves the right to request that each transfer request be submitted in writing and be manually signed by the owner or owners; facsimile transfer requests may not be allowed.

Dollar Cost Averaging

As the policy owner, you may elect to participate in dollar cost averaging. Dollar cost averaging allows you to invest monthly the dollar amount you designate, from $250 upwards, into the portfolio of your choice. The main benefit of this systematic investment technique is that it enables you to average out the cost of your unit prices over time, as you invest regularly to meet your personal investment objectives.

Prior to the annuity date, you, as the owner, may request that a designated amount of money be automatically transferred from one, and only one, of the sub-accounts which invests in:

* the Money Market;

* the Quality Bond Portfolio;

* the Limited High Term Income Portfolio; or

* the Fixed Account.

This money may be transferred to any of the sub-accounts on a monthly basis by submitting a request to the service center. The request must be in a form and manner acceptable to Transamerica. Your transfers will begin the month following, but no sooner than one week following, receipt of such request, provided that dollar cost averaging transfers will not commence until the later of:

1. 30 days after the policy date, or

2. the estimated end of the free look period, allowing 5 days for delivery of the policy by mail.

Transfers will continue for the duration selected by the owner unless:

1. terminated by the owner,

2. automatically terminated by Transamerica because there are insufficient funds in the applicable sub-account or fixed account, or

3. for other reasons as set forth in the policy.

As the owner, you may request that monthly transfers be continued for an additional period of time. You can accomplish this by giving notice to the service center in a form and manner acceptable to Transamerica within 30 days prior to the last monthly transfer. If no request to continue the monthly transfers is made by you, as the owner, this option will terminate automatically with the last transfer.

Eligibility Requirements

In order to be eligible for dollar cost averaging, the owner must meet the following conditions:

1. the value of the selected sub-account (from which your transfers are made) must be at least $5,000;

2. the minimum amount that you may transfer out of the selected sub-account or fixed account is $250 per month; and

3. the minimum amount transferred into any other sub-account is the greater of $250 or 10% of the amount being transferred.

Please note that dollar cost averaging transfers can not be made from a sub-account from which you are receiving systematic withdrawals or automatic payouts.

As the owner, you will not be charged for the dollar cost averaging service and transfers that result from dollar cost averaging practices. Nor will these transfers count toward 18 transfers without charge per policy year.

Dollar cost averaging transfers may not be made to the fixed account.

Automatic Asset Rebalancing

When you allocate premiums to certain portfolios in certain percentages, you define how you want your investments to perform. Changing market conditions effect each portfolio's performance, and can throw your allocations out of balance. As the owner, you may instruct Transamerica to automatically rebalance the amounts by reallocating them among the variable sub-accounts, at the time, and in the percentages that you specify. You must specify automatic asset rebalancing in your instructions to Transamerica. As the owner, you may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. You may also elect to have amounts allocated among the sub-accounts using whole percentages, with a minimum of 10% allocated to each sub-account.

As the owner, you may elect to establish, change or terminate the automatic asset rebalancing by submitting a request to the service center in a form and manner acceptable to Transamerica. Automatic asset rebalancing will not count towards the limit of 18 free transfers in a policy year. There is currently no charge for the automatic asset rebalancing. However, Transamerica reserves the right to charge a nominal amount for this feature. Transamerica also reserves the right to discontinue offering automatic asset rebalancing any time for any reason.

After the Annuity Date

If a variable annuity payout option is elected, as the owner, you may transfer variable account amounts after the annuity date by submitting a request in a form acceptable to the service center. Your request will be subject to the following provisions:

1. transfers after the annuity date may be made no more than four times during any annuity year; and

2. the minimum amount transferred from one sub-account to another is the amount supporting a current $50 monthly payment.

Your transfers among sub-accounts during the annuity period will be processed based on the formula outlined in the Statement of Additional Information.


CASH WITHDRAWALS

Withdrawals

As the owner, you may withdraw all or part of the cash surrender value for a policy at any time during the life of the annuitant and prior to the annuity date. You can accomplish this by giving a written request to the service center. Your request will be subject to the rules below. Federal or state laws, rules or regulations may also apply. The amount payable to you as the owner if the policy is surrendered on or before the annuity date is the cash surrender value. The cash surrender value is equal to the policy value, minus any policy fee, minus any applicable contingent deferred sales load and minus any applicable premium taxes.

No withdrawals may be made after the annuity date. Only one partial withdrawal will be permitted while the systematic withdrawal option is in effect. Partial withdrawals must be at least $500.

A full surrender of your policy will result in a cash withdrawal payment equal to the policy's cash surrender value at the end of the valuation period during which your request is received along with all of your completed forms. Any contingent deferred sales load which applies to your contract with Transamerica will be deducted from the amount you paid.

In the case of a partial withdrawal, you, as the owner may instruct the service center as to the amounts to be withdrawn from each sub-account or fixed account. If you do not specify from where the withdrawal is to be made, the withdrawal will be taken pro rata from all sub-accounts with current values. If the requested withdrawal reduces the value of the sub-account from which the withdrawal was made to less than $500, Transamerica reserves the right to transfer the remaining value of that sub-account pro rata. If no such sub-accounts exist, such transfer will be made to the money market sub-account. As the owner, you will be notified in writing of any such transfer.

A partial withdrawal will not be processed if it would reduce the policy value to less than $2,000. In that case, you, as the owner will be notified that you will have 10 days from the date notice is mailed to:

a. withdraw a lesser amount, subject to the $500 minimum, leaving a policy value of at least $2,000; or

b. surrender the policy for its cash surrender value.

Amounts payable will be determined as of the end of the valuation period during which the subsequent instructions are received. If, after the expiration of the 10-day period, no written election is received from you as the owner, your withdrawal request will be considered null and void, and no withdrawal will be processed.

Fees Relating to Withdrawals or Surrenders

The policy fee will be deducted from a full surrender before the application of any contingent deferred sales load. You withdrawals may be taxable transactions. The Code requires Transamerica to withhold federal income tax from withdrawals. However, generally as an owner, you will be entitled to elect, in writing, not to have tax withholding apply.

This is true except for distributions from certain qualified policies that may be subject to mandatory 20% withholding. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate for partial withdrawals and full surrenders is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200.

Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. In addition, under New York law you as the owner may request Transamerica to withhold New York income tax from withdrawals.

Withdrawal , including surrender requests, generally will be processed as of the end of the valuation period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the variable account will occur within seven days from the date on which your request is received, except that Transamerica may postpone such payment if:

1. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or

3. the Commission permits a delay for the protection of owners.

The withdrawal request will be effective when all appropriate withdrawal request forms are received. Payments of any amounts derived from premiums paid by check may be delayed until the check has cleared the owner's bank. The payment of a withdrawal from the fixed account may be delayed for up to six months. If delayed for more than 10 days, interest will be paid on the withdrawal amount up to the date of payment.

You, as the owner, assume the investment risk for amounts allocated to the variable account. Certain withdrawals are subject to a contingent deferred sales load The total amount paid upon surrender of the policy, taking into account any prior withdrawals, may be more or less than the total premiums paid.

Additional Withdrawal and Surrender Provisions

After a withdrawal of the total cash surrender value, or at any time that the policy value is zero, all of your rights, as the owner will terminate.

Except for rollover IRA's, qualified policies offered by the prospectus are only offered with Transamerica's prior permission. They will be issued in connection with retirement plans which meet the requirements of Section 408(b) of the Code. You should refer to the terms of the particular retirement plans for any additional limitations or restrictions on your cash withdrawals, as these limitations or restrictions may supercede those of the policy issued by Transamerica.

As an owner, you may elect, under the systematic withdrawal option or automatic payout option (but not both), to withdraw certain amounts on a periodic basis from the sub-accounts prior to the annuity date.

Systematic Withdrawal Option

Prior to the annuity date, as the owner, you may elect to have withdrawals automatically made from one or more sub-account(s) on a monthly basis. You can accomplish this by giving written notice to the service center. Then other distribution modes may be permitted. The withdrawals will commence the month following, but no sooner than one week following, receipt of your written notice. Please note these exceptions, however, will not commence sooner than the later of:

a. 30 days after the policy date; or

b. the end of the free look period.

Upon written notice to you, the owner, Transamerica may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the sub-account, or sub-accounts, and in the percentage allocations specified by you the owner. If no specifications are made, withdrawals will be pro rata from all sub-accounts and fixed account with value. Systematic withdrawals can not be made from a sub-account from which dollar cost averaging transfers are being made.

Eligibility and Rules of the Systematic Withdrawal Policy

To be eligible for the systematic withdrawal option:

* the policy value must be at least $12,000 at the time you elect to use this option;

* the minimum monthly amount that can be withdrawn is $100; and

* the maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of: a) 10% of premiums that are less than seven policy years old, and b) 10% of remaining premiums that are at least seven policy years old.

Systematic withdrawals are not subject to the contingent deferred sales load but can be reduced by any applicable premium tax. Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax.

The systematic withdrawals will continue unless you, as the owner, terminate them or automatically terminates by Transamerica as set forth in the policy. If this option is terminated it may not be used again until the next policy anniversary. You may make only one partial withdrawal while the systematic withdrawal option is in effect. If you make a second partial withdrawal while this option is in effect, it will automatically terminate the systematic withdrawal option. Upon any second partial withdrawal any amount requested as a partial withdrawal, including the first in a policy year, will be subject to a contingent deferred sales load to the extent it exceeds accumulated earnings.

We reserve the right to impose an annual fee of an amount not to exceed $25 per policy year for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a policy year. Consult your tax adviser and, if applicable, the particular retirement plan, before requesting withdrawals from a qualified policy. There may be severe restrictions with regard to withdrawals from qualified policies.

Automatic Payout Option, or APO

Prior to the annuity date, the owner may elect the automatic payout option, referred to as the APO to satisfy minimum distribution requirements under the Code for certain qualified policies.

DEATH BENEFIT

If the owner or annuitant dies before the annuity date, a death benefit on the policy is payable. If the deceased owner or annuitant, as applicable, had not reached age 85, the death benefit will be the greatest of :



a. the policy value;

b. all premiums paid less all withdrawals and any premium taxes applicable to those withdrawals; or

c. the greatest policy anniversary value prior to the earliest of the annuitant's or owner's 75th birthday plus all premiums paid since that policy anniversary minus all withdrawals and any premium taxes applicable to those withdrawals since that policy anniversary.

If the deceased owner or annuitant, as applicable, had attained age 85, the death benefit will be equal to the policy value.

The death benefit will be determined as of the valuation period during which the later of:

a. proof of death of the owner or annuitant  is received by the service  center;
or

b. written notice of the method of settlement elected by the beneficiary is received at the service center.

If no settlement method is elected, the death benefit will be calculated and paid as of a date no later than one year after the date of death. No contingent deferred sales load will apply. Until the death benefit is paid, the policy value will remain in the sub-accounts as previously specified by the owner or as reallocated according to instructions received by Transamerica from all beneficiaries. Therefore, the policy value will fluctuate with investment performance of the applicable sub-accounts. As a result, the amount of the death benefit will depend on the policy value at the time the death benefit is paid.

Payment of Death Benefit The death benefit is generally payable upon receipt of proof of death of the annuitant or owner. Once the Transamerica service center receives this proof and the beneficiary's choice of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information to make the payment. The death benefit may be paid in a lump sum cash benefit. Or, subject to any limitations under any state or federal law, rule, or regulation, it may be paid under one of the annuity forms, unless a settlement agreement effective under the policy prevents this choice. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.

Designation of Beneficiaries

You as the owner may select one or more beneficiaries and name them in the application. If the owner selects more than one beneficiary, unless you indicate otherwise they will each share equally in any death benefits payable in the event of the annuitant's death before the annuity date if there is no contingent annuitant, or the owner's death if there is no joint owner. Different beneficiaries may be named with respect to the annuitant's death and the owner's death. Respectively, these individuals are referred to as the annuitant's beneficiary and the owner's beneficiary. Before the annuitant's death, you as the owner may change the beneficiary by notice to the service center in a form and manner acceptable to Transamerica. The owner may also make the designation of beneficiary irrevocable by sending notice to and obtaining approval from the service center. Irrevocable beneficiaries may only be changed with the written consent of the designated irrevocable beneficiaries, except to the extent required by law.

The interest of any beneficiary who dies before the owner or annuitant will terminate at the death of the beneficiary. The interest of any beneficiary who dies at the time of, or within 30 days after, the death of the owner or annuitant will also terminate if no benefits have been paid, unless the policy has been endorsed to provide otherwise. The benefits will then be paid as though the beneficiary had died before the owner or annuitant. If the interests of all designated beneficiaries have terminated, any benefits payable will be paid to the owner's estate.

Transamerica may rely on an affidavit by any responsible person in determining the identity or non-existence of any beneficiary not identified by name.




Death of Annuitant Prior to the Annuity Date

If the annuitant dies prior to the annuity date and the annuitant is not the owner and there is no contingent annuitant, a death benefit under the policy relating to that annuitant will be paid to the annuitant's beneficiary. If there is a contingent annuitant, then upon the death of the annuitant the contingent annuitant will become the annuitant and no death benefit will be paid at that time.

Death of Owner Prior to the Annuity Date

If an owner dies before the annuity date, a death benefit will be paid to that owner's beneficiary. If the policy has joint owners, the surviving joint owner will be the owner's beneficiary. If the owner's beneficiary is the deceased owner's spouse, then the spouse may elect to treat the policy as his or her own or receive payment of the death benefit. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.

Death of Annuitant or Owner After the Annuity Date

If the annuitant or an owner dies after the annuity starts, the remaining undistributed portion, if any, of the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some annuity forms, there will be no death benefit. If the owner is not the annuitant, upon an owner's death, any remaining ownership rights will pass to the owner's beneficiary.


CHARGES AND DEDUCTIONS

No deductions are made from premiums except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the premiums are invested in one or more of the sub-accounts of the variable account or the fixed account.

As more fully described below, charges under the policy are assessed in three ways:

1. as deductions for the policy or annuity fees, any transfer fees, any systematic withdrawal option fees and, if applicable, for premium taxes;

2. as charges against the assets of the variable account for the assumption of mortality and expense risks and administrative expenses; and

3. as contingent deferred sales loads

In addition, certain deductions are made from the assets of the funds for investment management fees and expenses. These fees and expenses are described in the funds' prospectuses and their statements of additional information.




Contingent Deferred Sales Load

No deduction for sales charges is made from the contract owner's premiums, although premium tax may be deducted. However, a contingent deferred sales load of up to 6% of premiums paid may be imposed on certain withdrawals or surrenders, and possibly on certain annuitizations, to partially cover certain expenses incurred by Transamerica relating to the sale of the policies, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.

The contingent deferred sales load percentage varies according to the number of policy years between the policy year in which a net premium was credited to the policy and the policy year in which the withdrawal is made. The amount of the contingent deferred sales load is determined by multiplying the amount withdrawn subject to the contingent deferred sales load by the contingent deferred sales load percentage in accordance with the following table.

Number of Policy Years                          Contingent deferred sales load
Since Receipt of  Each Premium                  As a Percentage of Premium
Less than one year                                      6%
1 year but less than 2 years                            6%
2 years but less than 3 years                           5%
3 years but less than 4 years                           5%
4 years but less than 5 years                           4%
5 years but less than 6 years                           4%
6 years but less than 7 years                           2%
7 or more years                                         0%
 -------------------------------------------------------------------------------



In no event shall the total contingent deferred sales load assessed against the policy exceed 6% of the aggregate premiums paid to a policy.

Certain amounts may be withdrawn free of any contingent deferred sales load. As the owner, you may make withdrawals up to the allowed amount without incurring a contingent deferred sales load each policy year before the annuity date. During the first policy year, the allowed amount is equal to accumulated earnings not previously withdrawn.

For the first withdrawal, and only the first withdrawal in a policy year after the first policy year, the available allowed amount you are allowed to withdraw is equal to the sum of :

1 100% of premiums not previously withdrawn and received at least seven policy years before the date of withdrawal; plus

2 the greater of

a.  the accumulated earnings not previously withdrawn; or

b. 10% of premiums received at least one but less than seven complete policy years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such premiums.

              After the first withdrawal in a policy year, after the first policy year, the available allowed amount is equal to the sum of:

1 100% of premiums not previously withdrawn and received at least seven complete policy years before the date of withdrawal; plus

2 accumulated earnings not previously withdrawn.

Your withdrawals will always be made first from your accumulated earnings, and then from your premiums on a first in first out basis. This is done so that accumulated earnings may be depleted with the first withdrawal and the 10% of premiums discussed above is not used in the calculation of the allowed amount. If an allowed amount is not withdrawn during a policy year, it does not carry over to the next policy year. However, accumulated earnings, if any, in an owner's policy value are always available as the allowed amount. No withdrawals are allowed with regard to premiums made by a check which has not cleared.

Some policy owners may hold policies which, when originally issued, provided for an allowed amount which was equal to the sum of:

1 all premiums, not previously withdrawn and held more then seven policy years; plus

2 10% of premiums held between one and seven policy years not reduced by any withdrawals made by the owner from such premiums.

Under these policies, withdrawals were made first from premiums on a first in first out basis, then from earnings. The allowed amount applicable to these policy owners will be determined by whichever formula provides them with the larger amount available, for full surrenders only, without a contingent deferred sales load.

In addition, no contingent deferred sales load is assessed:

1 upon annuitization to an option involving life contingencies on or after the third policy anniversary;

2 on distributions resulting from the death of the owner or annuitant before the annuity date;

3 upon withdrawals of policy value among the sub-accounts under the systematic withdrawal option; or

4 in some circumstances, under the automatic payout option.
Any applicable contingent deferred sales load will be deducted from the amount you, as the contract owner request for both partial withdrawals and full surrenders

Administrative Charges

At the end of each policy year before the annuity date, Transamerica deducts an annual policy fee as partial compensation for expenses relating to the issue and maintenance of the policy and the variable account. The annual policy fee is equal to the lesser of $30 or 2% of the policy value. No policy fee will be deducted for a policy year if your policy value exceeds $50,000 on the last business day of the policy year or as of the date the policy is surrendered. The policy fee may be changed upon 30 days advance written notice to you, the owner, subject to the prior approval of the New York State Insurance Department. In no event may this fee exceed the lesser of $60 or 2% of the policy value.

Such increases in the policy fee will apply only to future deductions after the effective date of the change. If you surrender your policy on other than the end of a policy year, we will deduct the policy fee in full at the time of the surrender. The policy fee will be deducted on a pro rata basis from each sub-account in which the policy is invested at the time of such deduction or from the fixed account if there are insufficient funds in the sub-accounts.

After the annuity date, an annual annuity fee of $30 will be deducted in equal amounts from each variable annuity payment made during the year. If monthly payments, the amount paid per month will be $2.50. This fee will not be changed. No annuity fee will be deducted from fixed annuity payments.

Transamerica also deducts the administrative expense charge from the variable account at the end of each valuation period both before and after the annuity date at an effective current annual rate of 0.15% of assets held in each sub-account . This deduction is for administrative expenses attributable to the policies and the variable account which exceed the revenues received from the policy fee, any transfer fee, and any fee imposed for systematic withdrawals.

Transamerica has the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. Transamerica will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular policy. The administrative expense charge is reflected in the variable accumulation or variable annuity unit values for each sub-account.

Mortality and Expense Risk Charge

Transamerica imposes a charge called the mortality and expense risk charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, Transamerica makes a daily charge equal to 0.003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the variable account. This charge is imposed before the annuity date and if an annuity purchase amount is applied to a variable payment option, also after the annuity date. Transamerica guarantees that this charge of 1.25% will never increase.

The mortality and expense risk charge is reflected in the variable accumulation or variable annuity unit values for each sub-account. Variable accumulated values and variable annuity payments are not affected by changes in actual mortality experience incurred by Transamerica. The mortality risks assumed by Transamerica arise from its contractual obligations to make annuity payments and to pay death benefits prior to the annuity date. These payments are determined in accordance with the annuity tables and other provisions contained in the policy. Thus, as owner, you are assured that neither the annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the policy.

Transamerica also bears substantial risk in connection with the death benefit before the annuity date, since it will pay a death benefit that may be greater than the policy value. In this way, we bear the risk of unfavorable experience in the sub-accounts.

The expense risk assumed by Transamerica is the risk that Transamerica's actual expenses in administering the policy and the variable account will exceed the amount recovered through the administrative expense charge, policy fees, transfer fees and any fees imposed for systematic withdrawals. If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, the loss will fall on Transamerica. Conversely, if this charge is more than sufficient, any excess will be profit to Transamerica. Currently, we expect a profit from this charge.

Transamerica anticipates that the contingent deferred sales load will not generate sufficient funds to pay the cost of distributing the policies. To the extent that the contingent deferred sales load is insufficient to cover the actual cost of policy distribution, the deficiency will be met from Transamerica's general corporate assets which may include amounts, if any, derived from the mortality and expense risk charge.

Premium Taxes

Currently, New York has no premium tax or retaliatory premium tax. If New York imposes these taxes in the future, or if you, as the owner are presently or become a resident of a state where such taxes apply, Transamerica will deduct applicable premium taxes, including any retaliatory taxes, paid with respect to a particular policy from the premiums, from amounts withdrawn, or from amounts applied on the annuity date.

In certain limited circumstances, a broker-dealer or other entity distributing the policies may elect to pay to Transamerica an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, Transamerica will not impose a premium tax charge on those policies.

Transfer Fee

A $10 fee is charged for each transfer in excess of 18 in a policy year. Currently, no fee is charged for automatic asset rebalancing. However, we reserve the right to impose a nominal fee.

Systematic Withdrawal Option

We reserve the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal you take in equal installments during a policy year. Taxes

Under present laws, Transamerica will incur state or local taxes, in addition to the premium taxes described above, in several states. No charges are currently made for taxes other than state premium taxes. However, Transamerica reserves the right to deduct charges in the future for federal, state and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the policies.

Portfolio Expenses

The value of the assets in the variable account reflects the value of portfolio shares and therefore the fees and expenses paid by each portfolio. You can find a complete description of the fees, expenses, and deductions from the portfolios in the funds' prospectuses.

Sales in Special Situations

Transamerica may sell the policies in special situations that are expected to involve reduced expenses for Transamerica. These instances may include:

1 sales in certain group arrangements, such as employee savings plans;

2 sales to current or former officers, directors, employees and their families, of Transamerica and its affiliates;

3 sales to officers, directors, employees and their families, of the Portfolios' investment advisers and their affiliates; or

4 sales to officers, directors, employees and sales agents, including registered representatives and their families, of broker-dealers and other financial institutions that have sales agreements with Transamerica to sell the policies.

In such situations:

1 the contingent deferred sales load may be reduced or waived;

2 the mortality and expense risk charge or administration charges may be reduced or waived; or

3 certain amounts may be credited to the policy account value, for example, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the policy account value.

These reductions in fees or charges or credits to account value will not unfairly discriminate against any policy owner. These reductions in fees or charges or credits to account value are generally taxable and treated as premiums for purposes of income tax and any possible premium tax charge.


ANNUITY PAYMENTS

Annuity Date

Initially, as the owner, you select the annuity date at the time you pay the initial premium. Thereafter, you may change the annuity date from time to time by giving notice to the service center, provided that the service center receives notice of each change at least 30 days prior to the then-current annuity date. The annuity date must not be earlier than the third policy anniversary.

The latest annuity date which may be elected is the first day of the calendar month immediately preceding the month of the annuitant's 85th birthday. The annuity date must be the first day of a calendar month. The first annuity payment will be on the first day of the month immediately following the annuity date.

Annuity Payment

The annuity date is the date that the annuity purchase amount is applied to provide the annuity payments under the policy . The annuity date will be used in conjunction with to the annuity form and payment option you have selected. The annuity date will remain effective unless the entire policy value has been withdrawn or the death benefit has been paid to the beneficiary prior to that date.

The annuity purchase amount is the policy value, minus any applicable contingent deferred sales load and minus any applicable premium taxes. Any contingent deferred sales load will be waived if values are applied to an annuity form involving life contingencies on or after the third policy anniversary.

If the amount of the monthly annuity payment from any of the payment options which you , as the owner, select results in a monthly annuity payment of less than $20, or if the annuity purchase amount is less than $2,000, Transamerica reserves the right to offer a less frequent mode of payment or pay the policy value in a cash payment. Monthly annuity payments from the variable annuity payment option will further be subject to a minimum monthly annuity amount of $50 from each sub-account of the variable account from which such payments are made.

As the owner, you may choose from the annuity forms below and Transamerica may consent to other plans of payment before the annuity date. For annuity forms involving life income, the actual age and/or sex of the annuitant, or a joint or contingent annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain qualified policies. Transamerica reserves the right to ask for satisfactory proof of the annuitant's, or the joint or contingent annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older annuitants than for younger annuitants.

As the owner, you may choose from the two annuity payment options described below. The annuity date and annuity forms available for qualified policies may also be controlled by endorsements, the plan or applicable law.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the time the annuity payments begin, Transamerica has not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. State income tax withholding may also apply.

Election of Annuity Forms and Payment Options

The annuity form and payment option for each policy is set as a 120 month period certain and life annuity form, under the variable payment option. Before the annuity date, and while the annuitant is living, the owner may, by written request, change the annuity form or annuity payment option or may request payment of the cash surrender value for the policy. The request for change of the annuity date or annuity payment option must be received by the service center at least 30 days prior to the annuity date.

In the event that you, as owner, do not select an annuity form and payment option within at least 30 days before the annuity date, Transamerica will make variable annuity payments in accordance with the 120 month period certain and life annuity form and the applicable provisions of the policy.

Annuity Payment Options

The annuity forms may be paid under fixed or variable annuity payment options.

Under the fixed annuity payment option, the amount of each payment will be determined on the annuity date and will not subsequently be affected by the investment performance of the sub-accounts.

Under the variable annuity payment option, the annuity payments, after the first annuity payment, will reflect the investment experience of the sub-account or sub-accounts chosen by the owner.

Owners may elect a fixed annuity, a variable annuity, or a combination of both, in 25% increments of the annuity purchase amount. If, as the owner, you elect a combination, you must specify what part of the annuity purchase amount is to be applied to the fixed and variable payment options. Unless you specify otherwise, the applied annuity purchase amount will be used to provide a variable annuity. In this event, the initial allocation of variable annuity units for the variable sub-accounts will be in proportion to the policy's value in the sub-accounts on the annuity date.



Fixed Annuity Payment Option

A fixed annuity provides for annuity payments which will remain constant in accordance with the terms of the annuity form elected. If a fixed annuity is selected, the portion of the annuity purchase amount used to provide the fixed annuity will be transferred to the general account assets of Transamerica. The amount of annuity payments will be established by the fixed annuity provisions selected and the age and sex, if sex-distinct rates are allowed by law, of the annuitant and will not reflect investment performance after the annuity date.

The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the policy to the portion of the annuity purchase amount applied to the fixed annuity option by the owner. Payments may vary after the death of the annuitant under some annuity options; the amounts of these variances are fixed on the annuity date.

Variable Annuity Payment Option

A variable annuity provides for payments that vary in dollar amount, based on the investment performance of the selected sub-accounts of the variable account. The variable annuity purchase rate tables in the policy reflect an assumed annual interest rate of 4%, so if the actual net investment performance of the sub-accounts is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the sub-accounts is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual annuity payments will remain constant.

Variable annuity payments will be based on the sub-accounts which you, as the owner, select, and on the allocations you make among the sub-accounts. For further details as to the determination of variable annuity payments, see the Statement of Additional Information.

Annuity Forms

As the contract owner, you may choose any of the annuity forms described below. Subject to approval by Transamerica, you may also select any other annuity forms then being offered by Transamerica. You may select among any of the following contract choices:

1. Life Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments end with the payment due just before the annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due, and so forth.

2. Life and Contingent Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will continue for as long as the annuitant lives. After the annuitant dies, payments will be made to the contingent annuitant, if living, for as long as the contingent annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the contingent annuitant. There is no death benefit after both the annuitant and the contingent annuitant die. If the contingent annuitant does not survive the annuitant, payments will end with the payment due just before the death of the annuitant. It is possible that only one payment or very few payments will be made under this form, if the annuitant and contingent annuitant die shortly after payments begin.

The written request for this form must:

a) name the contingent annuitant; and

b) state the percentage of payments for the         contingent annuitant.

Once annuity payments start under this annuity form, the person named as contingent annuitant for purposes of being the measuring life, may not be changed. Transamerica will require proof of age for the annuitant and for the contingent annuitant before payments start.

3. Life Annuity With Period Certain. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will be made for the longer of:

a) the annuitant's life; or,

b) the period certain.

The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the annuitant. If the annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the annuitant's death. No benefit will then be payable to the annuitant's beneficiary.

If the annuitant dies during the period certain, the rest of the period certain payments will be made to the annuitant's beneficiary. The owner may elect to have the commuted value of these payments paid in a single sum. Transamerica will determine the commuted value by discounting the rest of the payments at the then current rate of interest used for commuted values.

If, as the owner, you do not elect to have the commuted value paid in a single sum after the annuitant's death, you may designate a payee to receive any remaining payments payable if the annuitant's beneficiary dies before all of the payments under the period certain have been made.

If the annuitant's beneficiary dies before receiving all of the remaining period certain payments and a designated payee does not survive the annuitant's beneficiary for at least 30 days, then the remaining payments will be paid to the owner, if living, otherwise in a single sum to the owner's estate.

The written request for this form must:

a) state the length of the period certain; and

b) name the annuitant's beneficiary.

4. Joint and Survivor Annuity Payments will be made, starting on the first day of the month immediately following the annuity date, if and for as long as the annuitant and joint annuitant are living. After the annuitant or joint annuitant dies, payments will continue as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the annuitant and joint annuitant both die shortly after payments begin.

The written request for this form must:

a) name the joint annuitant; and

b) state the percentage of continued payments for the survivor.

Once payments start under this annuity form, the person named as joint annuitant, for the purpose of being the measuring life, may not be changed. Transamerica will need proof of age for the joint annuitant before payments start.

5. Other Forms of Payment. Benefits can be provided under any other annuity form not described in this section subject to Transamerica's agreement and any applicable state or federal law or regulation. Requests for any other annuity form must be made in writing to the service center at least 30 days before the annuity date.

Once payments start under the annuity form and payment option selected by the owner:

a) no changes can be made in the annuity        form and payment option;

b) no additional premium will be accepted under the policy; and

c) no further withdrawals will be allowed.

The owner may, at any time after the annuity date by written notice to us at our service center, change the payee of annuity benefits being provided under the policy.

The effective date of change in payee will be the later of:

a) the date we receive the written request for such change; or

b) the date specified by the owner.

If the policy is issued as a qualified policy, you may not change the payee on or after the annuity date.



Alternate Fixed Annuity Rates

The amount of any fixed annuity payments will be determined on the annuity date by using either the guaranteed fixed annuity rates or Transamerica's current single premium fixed annuity rates at the time, whichever would result in a higher amount of monthly fixed annuity payments.


QUALIFIED POLICIES

The policies may be used to fund rollover IRAs and, with Transamerica's prior permission, to fund rollover Roth IRAs, contributory IRAs and contributory Roth IRAs, for use in connection with Section 408 and 408A of the Code. A rollover IRA is one whose initial purchase payment is from the rollover or transfer of certain kinds of distributions from a non-Roth IRA, qualified plans, or Section 403(b) tax sheltered annuities. Each must follow the rules set out in the Code to maintain favorable tax treatment of the rollover IRA. A rollover Roth IRA is one whose initial purchase payment is from the rollover, transfer or conversion from non-Roth IRA or Roth IRA. A contributory IRA or contributory Roth IRA are those whose initial and subsequent purchase payments are subject to limitations imposed by the Code.

With Transamerica's prior permission, the policy may also be used for various types of qualified pension and profit sharing plans under Section 401 of the Code, which permits corporate employers to establish various types of retirement plans for employees, and as Section 403(b) annuities. Currently, additional premiums after the initial premium may not be made to policies used as Section 401(a) or Section 403(b) annuities. The tax rules applicable to distribution from qualified retirement plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and the conditions of the plan itself.

Various tax penalties may apply to:

a) contributions in excess of specified limits;

b) distributions prior to age 591/2 , subject to certain exceptions;

c) distributions that do not satisfy specified requirements; and

d) certain other transactions subject to qualified plans.

If you are purchasing a policy for use in a qualified plan, you should seek competent advice regarding the suitability of the proposed plan documents and the policies to their specific needs. Transamerica reserves the right to decline to sell the policy to certain qualified plans or terminate the policy if, in Transamerica's judgment, the policy is not appropriate for the plan.

If a policy is purchased to fund an IRA or Roth IRA, the annuitant must also be the owner. In addition, under current tax law, minimum distributions are required from certain qualified policies. The Owner should consult his/her tax adviser concerning these matters.

The Automatic Payout Option, or APO

Prior to the annuity date, for qualified policy other than Roth IRAs, the owner may elect the automatic payout option, or APO, to satisfy minimum distribution requirements under Sections 401(a)(9), 403(b), and 408(b)(3) of the Code with regard to this policy.

For IRAs and Sep/IRAs, this may be elected no earlier than six months prior to the calendar year in which the owner attains age 701/2, but payments may not begin earlier than January of such calendar year. For other qualified policies, APO can be elected no earlier than six months prior to the later of when the owner:

a) attains age 70 1/2; and

b) retires from employment.

Additionally, APO withdrawals may not begin before the later of:

a) 30 days after the Policy Date; or

b) the end of the Free Look Period.

APO may be elected in any calendar month, but no later than the month in which the owner attains age 84. APO withdrawals will be from the sub-accounts and in the percentage allocations which you, as the owner specify. If no specifications are made, withdrawals will be pro rata from all sub-accounts with value. Withdrawals can not be made from a sub-account from which dollar cost averaging transfers are being made.

Payments will be made annually, and will continue unless terminated by the owner or automatically terminated by Transamerica as set forth in the policy. Once terminated, APO may not be elected again.

If only APO withdrawals are made, no contingent deferred sales load will apply, regardless of the allowed amount. However, if a partial withdrawal is taken, that partial withdrawal and any subsequent withdrawals that policy year will be subject to a contingent deferred sales load to the extent they exceed the allowed amount.

To be eligible for this option, the following conditions must be met:

1 the policy value must be at least $12,000 at the time of election; and

2  the  annual   withdrawal  amount  is  the  larger  of  the  required  minimum distribution under Code Sections 401(a)(9) or 408(b)(3) or $500.

APO allows the required minimum distribution to be paid from the sub-accounts of the variable account. If there are insufficient funds in the variable account to make a withdrawal, or for other reasons as set forth in the policy, this option will terminate.

If you have more than one qualified plan subject to the Code's minimum distribution requirements, you must consider all such plans in the calculation of your minimum distribution requirement, but Transamerica will make calculations and distribution with regard to this policy only.

Restrictions under Section 403(b) Programs

Certain restrictions apply to annuity contracts used in connection with Internal Revenue Code Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations.

In accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of:

a) elective contributions made in years beginning after December 31, 1988;

b) earnings on those contributions; or

c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 591/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.


FEDERAL TAX MATTERS

Introduction

The following discussion is a general description of federal tax considerations relating to the policy and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the policy.

Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.

No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Policy may be purchased:

a) on a non-tax qualified basis for use as a non-qualified policy; or

b) purchased and used in connection with plans qualifying for special tax treatment as a qualified policy.

Qualified policies are designed for use by individuals solely as plans entitled to special income tax treatment under sections 401, 403(b), 408 and 408A of the Code.

The ultimate effect of federal income taxes on the amounts held under a policy, on annuity payments, and on the economic benefit to the owner, the annuitant, or the beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned.

In addition, certain requirements must be satisfied in purchasing a qualified policy with proceeds from a tax qualified retirement plan and receiving distributions from a qualified policy in order to continue receiving special tax treatment. Therefore, if you are considering the purchase of a qualified policy, you should seek competent legal and tax advice regarding the suitability of the policy for you situation. You will also need to be aware of the applicable requirements, and the tax treatment of the rights and benefits of the policy.

The following discussion assumes that a qualified policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment. The following discussion is also based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Premiums

At the time the initial premium is paid, as a prospective purchaser, you must specify whether you are purchasing a non-qualified policy or a qualified policy. If the initial premium is derived from an exchange or surrender of another annuity policy, Transamerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity policy. Transamerica will require that persons purchase separate policies if they desire to invest monies qualifying for different annuity tax treatment under the Code.

Each such separate policy would require the minimum initial premium stated above. Additional premiums under a policy must qualify for the same federal income tax treatment as the initial premium under the policy. Transamerica will not accept an additional premium under a policy if the federal income tax treatment of such premium would be different from that of the initial premium.

Taxation of Annuities In General

Section 72 of the Code governs taxation of annuities in general. Transamerica believes that the owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs by withdrawing all or part of the policy value, for example, through withdrawals or annuity payments under the annuity option elected.

For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution, in the form of a single sum payment or an annuity, is taxable as ordinary income.

The owner of any non-qualified policy who is not a natural person generally must include in income any increase in the excess of the policy value over the investment in the contract during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person, for example, a trust, may wish to discuss these with a competent tax adviser.

The following discussion generally applies to policies owned by natural persons.

Withdrawals

In the case of a withdrawal under a qualified policy, including withdrawals under the systematic withdrawal option or the automatic payout option, a ratable portion of the amount received is taxable. This portion is generally based on the ratio of the investment in the contract to the individual's total accrued benefit under the retirement plan.

The investment in the contract generally equals the amount of any non-deductible premiums paid by or on behalf of any individual. For a qualified policy, the investment in the contract can be zero. Special tax rules may apply to certain distributions from a qualified policy.

With  respect  to  non-qualified   policies,   partial  withdrawals,   including
withdrawals under the systematic withdrawal option, are generally treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the investment in the contract at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment elected under the policy, in general, only the portion of the annuity payment that represents the amount by which the policy value exceeds the investment in the contract will be taxed. After the investment in the contract is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her investment in the contract.

For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. Once the investment in the contract has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an annuitant's death before full recovery of the investment in the contract, consult a competent tax advisor regarding deductibility of the unrecovered amount.




Withholding

The Code requires Transamerica to withhold federal income tax from distributions under the policies. However, except for distributions from certain qualified policies, an owner will be entitled to elect, in writing, not to have tax withheld. Withholding applies to the portion of a distribution which is includible in income and subject to federal income tax, where the taxable amount is at least $200. Some states also require withholding for state income taxes.

The withholding varies according to the type of distribution and the owner's tax status. "Eligible rollover distributions" from Section 401(a) plans and Section 403(b) tax sheltered annuities are subject to mandatory federal income tax withholding at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except for certain distributions, such as minimum required distributions or settlement option payments made in a specified form. The 20% mandatory withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or to an IRA, other than a Roth IRA. The federal income tax withholding rate for a distribution that is not an eligible rollover distribution is 10% of the taxable amount of the distribution.

Penalty Tax

In the case of a distribution pursuant to a non-qualified policy, a federal income tax penalty that equals 10% of the amount treated as taxable income may be imposed. In general, however, there is no penalty tax on distributions:

1. made on or after the date on which the owner attains age 591/2;

2. made as a result of death or disability of the owner; or

3. received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a joint owner

Other tax penalties may apply to certain distributions under a qualified policy.



Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of an owner or the annuitant. Generally such amounts are includible in income as follows:

1. if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

2. if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

For these purposes, the investment in the policy is not affected by the owner's or annuitant's death. That is, the investment in the policy remains the amount of any premiums paid which were not excluded from gross income. Other rules relating to distributions at death apply to qualified policies. You should consult your legal counsel and tax adviser regarding these rules and their impact on qualified policies.

Required Distributions upon Owner's Death

Notwithstanding any provision of the policy or this prospectus to the contrary, no payment of benefits provided under the policy will be allowed that does not satisfy the requirements of Section 72(s) of the Code. If the owner dies before the annuity date, the death benefit payable to the owner's beneficiary will be distributed as follows:

a) the death benefit must be completely distributed within five years of the owner's date of death; or

b) the owner's beneficiary may elect, within the one year period after the owner's date of death, to receive the death benefit in the form of an annuity from us.

Please note that Item b) is based on the following provisions:

1. the annuity must be distributed in substantially equal installments over the life of the owner's beneficiary or over a period not extending beyond the life expectancy of the owner's beneficiary; and

2. the distributions must not begin not later than one year after the owner's date of death.

Notwithstanding items a) and b) above, if the sole owner's beneficiary is the deceased owner's surviving spouse, then the surviving spouse may elect, within the one year period after the owner's date of death, to continue the policy under the same terms as before the owner's death.

Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our service office:

1. all rights of the spouse as owner's beneficiary under the policy in effect prior to such election will cease;

2. the spouse will become the owner of the policy and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and

3. all rights and privileges granted by the policy or allowed by Transamerica will belong to the spouse as owner of the policy.

This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the policy or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs a. and b. above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the owner's death. If the nonspouse owner's beneficiary is not an individual, then only a cash payment will be paid.

If no election is received by us from a nonspouse owner's beneficiary within the one year period after the owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment. The death benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the policy.

If Annuitant Dies After Annuity Starts - If the annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the annuity form then in effect.

If Owner Dies After Annuity Starts - If the owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the annuity form then in effect. All of the owner's rights granted under the policy or allowed by us will pass to the owner's beneficiary.

Joint Ownership - For purposes of this section, if the policy has joint owners we will consider the date of death of the first joint owner as the death of the owner and the surviving joint owner will become the owner of the policy.

Transfers, Assignments, or Exchanges of the Policy

A transfer of ownership of a non-qualified policy, the designation of an annuitant, payee, or beneficiary who is not also the owner, or the exchange of a policy may result in certain tax consequences to the owner that are not discussed herein.

If, as an owner, you are contemplating any such designation, transfer, assignment, or exchange, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Certain qualified policies cannot be transferred or assigned, except as permitted by the Code or the Employee Retirement Income Security Act of 1974, also referred to simply as ERISA.

Multiple Policies

All deferred non-qualified annuity policies that are issued by Transamerica, or its affiliates, to the same owner during any calendar year are treated as one annuity policy for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity policies or otherwise.

Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity policy and separate deferred annuity policies as a single annuity policy under its general authority to prescribe rules as may be necessary to enforce the income tax laws.


QUALIFIED POLICIES

In General

The qualified policy is designed for use as a rollover IRA. With Transamerica's prior permission, the policy may also be used as a rollover Roth IRA, a contributory IRA, or as a contributory Roth IRA, as a Section 403(b) annuity, and for use in qualified pension and profit sharing plans established by corporate employers.

The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

* contributions in excess of specified limits;

* distributions prior to age 591/2,  subject to certain exceptions;

* distributions that do not conform to specified commencement and minimum distribution rules; and

* other specified circumstances.

We make no attempt to provide more than general information about use of the policies with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with such a plan.

Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the policies. Owners are responsible for determining that contributions, distributions and other transactions with respect to the policies satisfy applicable law. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant:

1. reaches age 70 1/2; or

2. retires

These distributions must be made in a specified form and manner. If the plan participant is a "5 percent owner" as defined in the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner, or plan participant reaches, age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner, or plan participant, reaches age 70 1/2. Roth IRAs under
Section 408A do not require distributions at any time prior to the owner's death.

Qualified Pension and Profit Sharing Plans

Section 401(a) of the Code permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the policy in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as H.R. 10, also permits self-employed individuals to establish qualified plans for themselves and their employees.

Adverse tax consequences to the plan, to the participant, or to both, may result if this policy is assigned or transferred to any individual as a means to provide benefits payments. Purchasers of a policy for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the policy to their specific needs. The policy is designed to invest retirement savings and not to distribute retirement benefits.

Individual Retirement Annuities, Simplified Employee Plans and Roth IRAs

The policies are designed for use with rollover IRAs and contributory IRAs. A contributory IRA is a policy in which initial and subsequent purchase payments are subject to limitations imposed by the Code. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an individual retirement annuity or individual retirement account, each hereinafter referred to as an IRA. Also, distributions from certain other qualified plans may be rolled over, or transferred on a tax-deferred basis into an IRA.

Earnings in an IRA are not taxed until distributed. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's compensation. This includes earned income as defined in Code Section 401(c)(2) and may be deductible in whole or in part depending on the individual's adjusted gross income and whether or not the individual is considered an active participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are rolled over or transferred on a tax-deferred basis into an IRA.

Other than nondeductible contributions, amounts in the IRA are taxed when distributed from the IRA. Distributions prior to age 59 1/2 are subject to a 10% penalty tax, unless certain exceptions apply. Purchasers should seek competent advice as to the suitability of the policy for use with IRAs.

Eligible employers that meet specified criteria under Code Section 408(k) could establish simplified employee pension plans, also referred to as SEP-IRAs, for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer. SEP-IRAs are subject to certain Code requirements regarding participation and amounts of contributions.

The Policies may also be used with rollover Roth IRAs and contributory Roth IRAs. A contributory Roth IRA is a policy to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA on a non-deductible basis. In addition, distributions from a Section 408 IRA may be converted to a Roth IRA.

A Section 408 IRA is an IRA described in Sections 408(a) or 408(b), other than a Roth IRA. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once total distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

1. before age 59 1/2, subject to certain exceptions; or

2. during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

Purchasers should seek competent advice as to the suitability of the policy for use with Roth IRAs.The sale of a policy for use with an IRA, SEP-IRA or Roth IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of these policies will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA, SEP-IRA or Roth IRA or their purchase.

Tax Sheltered Annuities

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to Social Security and Medicare taxes, which are also referred to as FICA taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

* elective contributions made in years beginning after December 31, 1988;

* earnings on those contributions; or

* earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 591/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Pre-1989 contributions and earnings through December 31, 1989 are not subject to the restrictions described above. However, funds transferred to a qualified policy from a Section 403(b)(7) custodial account will be subject to the restrictions.

Restrictions under Qualified Policies

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under qualified policies or under the terms of the plans in respect of which qualified policies are issued. A qualified policy will be amended as necessary to conform to the requirements of the Code.

Possible Changes in Taxation

Legislation has been proposed in 1998 that, if enacted, would adversely modify the federal taxation of certain insurance and annuity policies. For example, one proposal would tax transfers among investment options and tax exchanges involving variable policies. A second proposal would reduce the "investment in the policy" under cash value life insurance and certain annuity policies by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the policies could be changed by legislation or other means. Moreover, it is also possible that any change could be retroactive, that is, effective prior to the date of the change. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Other Tax Consequences

 As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica's understanding of current law and the law may change. Federal gift and estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the policy depend on the individual circumstances of each owner or recipient of the distribution. A competent tax adviser should be consulted for further information.


DISTRIBUTION OF THE POLICY

Transamerica Securities Sales Corporation, also referred to as TSSC, is the principal underwriter of the policies. TSSC may also serve as an underwriter and distributor of other policies issued through the variable account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance
Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc., also known as the NASD. Its principal offices are located at 1150 South Olive, Los Angeles, California 90015. Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.

TSSC has entered into sales agreements with other broker/dealers to solicit applications for the policies through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the policies may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

Under the agreements, applications for policies will be sold by broker/dealers which will generally receive compensation of up to 6.25% of any Initial and additional Premiums paid, although higher amounts may be paid in certain circumstances. Additional amounts, including asset based trail commissions, may be paid in certain circumstances.

Transamerica Financial Resources, Inc. , referred to as TFR, also is an underwriter and distributor of the Policies. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Commission and the NASD as a broker/dealer.


PREPARING FOR YEAR 2000

As a result of computer systems that may recognize a date of 12/31/00 as the year 1900 rather than the year 2000, disruptions of business activities may occur with the year 2000. In response, Transamerica established in 1997 a "Y2K" committee to address this issue. With regard to the systems and software which administer and affect the policies, Transamerica has determined that its own internal systems will be Year 2000 compliant. Additionally, Transamerica requires any third party vendor which supplies software or administrative services to Transamerica in connection with the administration of the policies, to certify that the software or services will be Year 2000 compliant.

In  determining  the  variable   accumulation  unit  values  for  each  variable
sub-account, Transamerica is reliant upon information received from the portfolios and is confirming that Year 2000 issues will not interfere with this flow of information. As of the date of this prospectus, it is not anticipated that policy owners will experience negative affects on their investment, or on the services received in connection with their policies, as a result of Year 2000 issues. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000.


LEGAL PROCEEDINGS

There is no pending material legal proceeding affecting the variable account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the variable account.


LEGAL MATTERS

The organization of Transamerica, its authority to issue the policies and the validity of the form of the policies have been passed upon by James W. Dederer, general counsel of Transamerica.


ACCOUNTANTS

The financial statements for each of the three years ended December 31, 1998 appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports thereon appearing elsewhere herein. They are included in reliance upon such reports given upon the authority of such firm experts in accounting and auditing.


VOTING RIGHTS

To the extent required by applicable law, all portfolio shares held in the variable account will be voted by Transamerica at regular and special shareholder meetings of the respective funds in accordance with instructions received from persons having voting interests in the corresponding sub-account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all portfolio shares in its own right, Transamerica may elect to do so.

The person with the voting interest is the owner. The number of votes which are available to an owner will be calculated separately for each sub-account of the variable account. Before the annuity date, that number will be determined by applying his or her percentage interest, if any, in a particular sub-account to the total number of votes attributable to that sub-account. The owner holds a voting interest in each sub-account to which the policy value is allocated. After the annuity date, the number of votes decreases as annuity payments are made and as the reserves for the policy decrease.

The number of votes of a portfolio will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective funds.

Shares as to which no timely instructions are received and shares held by Transamerica as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all policies participating in the sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a sub-account will receive proxy material, reports and other material relating to the appropriate portfolio. It should be noted that the funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

AVAILABLE INFORMATION

Transamerica has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 relating to the policy offered by this prospectus. This prospectus has been filed as a part of the registration statement and does not contain all of the information set forth in the registration statement and exhibits thereto, and reference is hereby made to such registration statement and exhibits for further information relating to Transamerica and the policy.

Statements contained in this prospectus, as to the content of the policy and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the registration statement. The registration statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

Appendix A



STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for that statement:

TABLE OF CONTENTS

Page
The Policy  (page 22)
3
Dollar Cost Averaging (page 25)
3
Net Investment Factor (page 24)
3
Annuity Period (page 33)
3
Variable Annuity Units and Payments
3
Variable Annuity Unit Value
4
Transfers After the Annuity Date
4
General Provisions
4
IRS Required Distributions
4
Non-Participating
4
Misstatement of Age or Sex
4
Proof of Existence and Age
4
Assignment
4
Annuity Data
5
Annual Report
5
Incontestability
5
Ownership
5
Entire Policy
5
Changes In the Policy
5
Protection of Benefits
5
Delay of Payments
5
Notices and Directions
6
Calculations of Yields and Total Returns (page 16)
6
Money Market Sub-Account Yield Calculations
6
Other Sub-Account Yield Calculations
6
Standard Total Return Calculations
7
Hypothetical Performance Data
8
Other Performance Data
8
Historic Performance Data
8
General Limitations
8
Sub-Account Performance Figures
8
Hypothetical Sub-Account Performance Figures
8
Federal Tax Matters (page 35)
10
Taxation of Transamerica
10
Tax Status of the Policies
11
Distribution of the Policy (page 37) 11 Safekeeping of Account Assets (page 18) 12 Transamerica (page 18) 12 General Information and History 12 State Regulation (Page 18) 12 Records and Reports 12 Financial Statements 12 Appendix 13 Annuity Transfer Formula 13



Appendix B

Example of Variable Accumulation Unit Value Calculations

Suppose the net asset value per share of a portfolio at the end of the current valuation period is $20.15; at the end of the immediately preceding valuation period it was $20.10; the valuation period is one day; and no dividends or distributions caused the portfolio to go ex-dividend during the current valuation period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for mortality and expense risk charge and the administrative expense charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.002449. If the value of the variable accumulation unit for the immediately preceding valuation period had been 15.500000, the value for the current valuation period would be 15.537966 (15.5 x 1.002449).

Example of Variable Annuity Unit Value Calculations

Suppose the circumstances of the first example exist, and the value of a variable annuity unit for the immediately preceding valuation period had been
13.500000. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the variable annuity unit for the current valuation period would be 13.531613 (13.5 x 1.002449, which is the Net Investment Factor x 0.999893). 0.999893 is the factor, for a one day valuation period, that neutralizes the assumed rate of four percent (4%) per year used to establish the variable annuity rates found in the policy.

Example of Variable Annuity Payment Calculations

Suppose that the account is currently credited with 3,200.000000 variable accumulation units of a particular sub-account. Also suppose that the variable accumulation unit value and the variable annuity unit value for the particular sub-account for the valuation period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the variable annuity rate for the age and option elected is $5.73 per $1,000.

Then the first variable annuity payment would be:

        3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,

and the number of variable annuity units credited for future payments would be:

               284.21 divided by 13.5 = 21.052444.

For the second monthly payment, suppose that the variable annuity unit value on the 10th day of the second month is 13.565712. Then the second variable annuity payment would be $285.59 (21.052444 x 13.565712).





















Appendix C

DEFINITIONS

Active Sub-Account: A sub-account of the variable account in which the policy has current value.

Annuitant: The person: (a) whose life is used to determine the amount of monthly annuity payments on the annuity date; and (b) who is the payee designated to receive monthly annuity payments, unless such payee is changed by the owner. The annuitant cannot be changed after the policy has been issued, except upon the annuitant's death prior to the annuity date if a contingent annuitant has previously been named. In the case of a qualified policy used to fund an IRA or a 403(b) annuity, the owner must be the annuitant.

Annuitant's Beneficiary: The person or persons named by the owner who may receive the death benefit under the policy, if: (a) the annuitant is not the owner, there is no named contingent annuitant and the annuitant dies before the annuity date and before the death of the owner or owners; or (b) the annuitant dies after the annuity date under an annuity form containing a period certain option. Annuity Date: The date on which the annuity purchase amount will be applied to provide monthly annuity payments under the annuity form and payment option selected by the owner. Monthly annuity payments will start the first day of the month immediately following the annuity date. Unless the annuity date is changed as allowed by the policy, the annuity date will be as shown in the policy. The annuity date may be changed by the owner upon 30 days advance written notice to our service office. The revised annuity date may not be earlier than the first day of the calendar month coinciding with or next following the third policy anniversary. The annuity date may not be later than the first day of the calendar month immediately preceding the month of the annuitant's 85th birthday.

Annuity Payment: An amount paid by Transamerica at regular intervals to the annuitant and/or any other payee. It may be on a variable or fixed basis.

Annuity Purchase Amount: The amount applied as a single premium to provide an annuity under the annuity form and payment options available under the policy. The annuity purchase amount is equal to the policy value, less any applicable contingent deferred sales load, and less any applicable premium taxes. In determining the annuity purchase amount, Transamerica will waive the contingent deferred sales load if the annuity form involves life contingencies and the annuity date occurs on or after the third policy anniversary.

Annuity Year: A one-year period starting on the annuity date and, after that, each succeeding one-year period.

Cash Surrender Value: The amount payable to the owner if the policy is surrendered on or before the annuity date. The cash surrender value is equal to the policy value, less the policy fee, less any applicable contingent deferred sales load, and less applicable premium taxes.

Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

Contingent Annuitant: The person who: (a) becomes the annuitant if the annuitant dies before the annuity date; or (b) may receive benefits under the policy if the annuitant dies after the annuity date under an annuity form containing a contingent annuity option. A contingent annuitant may be designated only if the owner is not also the annuitant. The contingent annuitant may be changed at any time by the owner while the annuitant is living and before the annuity date.

Fixed Account: All or portions of net premiums and transfers may be allocated to the fixed account. The fixed account assets are general assets of the company and are distinguishable from those allocated to a separate account of the company.

Fixed Accumulated Value: The total dollar amount of all amounts held under the fixed account for the policy prior to the annuity date. The fixed accumulated value prior to the annuity date is equal to: (a) net premiums allocated to the fixed account plus interest credited; less (b) reductions for the annual policy fee deducted on the last business day of each policy year; plus or minus (c) amounts transferred to or from the variable sub-accounts; less (d) any applicable transfer fees; and less (e) withdrawals from fixed account.

Fixed Annuity: An annuity with predetermined payment amounts.

Free Look Period: The period of time, currently 10 days, beginning when the owner has received the policy, during which the owner has the right to cancel the policy.

Funds: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios and Transamerica Variable Insurance Fund, Inc., in which the variable account currently invests.

Inactive Sub-Account: A sub-account of the variable account in which the policy has a zero balance.

Net Investment Factor: An index that measures the investment performance of a sub-account from one valuation period to the next.

Net Premium: A premium reduced by any applicable premium tax, including retaliatory premium taxes.

Non-Qualified Policy: A policy other than a qualified policy.

Owner or Joint Owners: The person or persons who, while living, control all rights and benefits under the policy. Joint owners own the policy equally with the right of survivorship. The right of survivorship means that if a joint owner dies, his or her interest in the policy will pass to the surviving joint owner in accordance with the death benefit provision. Qualified policies may not have joint owners.

Owner's Beneficiary: The person who becomes the owner of the policy if the owner dies. If the policy has joint owners, the surviving joint owner will be the owner's beneficiary.

Payee: The person who receives the annuity payments after the annuity date. The payee will be the annuitant, unless otherwise changed by the owner.

Policy Anniversary: The same month and day as the policy date in each calendar year after the calendar year in which the policy date occurs.

Policy Date: The effective date of the policy as shown on the policy.

Policy Value: The sum of the fixed accumulated value plus the variable accumulated value.

Policy Year: The 12-month period from the policy date and ending with the day before the first policy anniversary and each twelve month period thereafter. The first policy year for any particular net premium is the policy year in which the premium is received by the service center.

Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the series of Dreyfus Variable Investment Fund or any one of the portfolios of Dreyfus Investment Portfolios or the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., underlying a sub-account of the variable account.

Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or
(d) any other proof satisfactory to Transamerica.

Qualified Policy: A policy issued in connection with a retirement plan or program.

Receipt: Receipt and acceptance by Transamerica at its service center.

Series: Any of the portfolios of Dreyfus Variable Investment Fund available for investment by a sub-account under the policy.

Service Center: Transamerica's Annuity Service Center, at P.O. Box 31728, Charlotte, North Carolina 28231-1728 and at telephone (800) 258-4261.

Source Account: A sub-account of the variable account or the fixed account, as permitted, from which dollar cost averaging transfers are being made.

Sub-Account: A subdivision of the variable account investing solely in shares of one of the portfolios.

Valuation Day: Any day the New York Stock Exchange is open for trading.

Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive valuation days.

Variable Account: Separate Account VA-2LNY, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 4240 of the New York Insurance Law and Regulation 47, part
50. The variable account contains several sub-accounts to which all or portions of net premiums and transfers may be allocated.

Variable Accumulated Value: The total dollar amount of all variable accumulation units under each sub-account of the variable account held for the policy prior to the annuity date. The variable accumulated value prior to the annuity date is equal to: (a) net premiums allocated to the sub-accounts; plus or minus (b) any increase or decrease in the value of assets of the sub-accounts due to investment results; less (c) the daily mortality and expense risk charge; less
(d) the daily administrative expense charge; less (e) reductions for the annual policy fee deducted on the last business day of each policy year; plus or minus
(f) amounts transferred to or from the fixed account; less (g) any applicable transfer fees; and less (h) withdrawals from the sub-accounts.

Variable Accumulation Unit: A unit of measure used to determine the policy value prior to the annuity date. The value of a variable accumulation unit varies with each sub-account.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified sub-accounts of the variable account.

Variable Annuity Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a variable annuity payment option. The value of a variable annuity unit varies with each sub-account. Withdrawals:
Refers to partial withdrawals, full surrenders, and systematic withdrawals that are paid in cash to the owner, person or persons specified by the owner.

Written Notice or Written Request: A notice or request in writing by the owner to Transamerica's service center. Such a request must contain original signatures; no carbons or photocopies will be accepted. Transamerica reserves the right to accept a facsimile copy.


















Appendix D

CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the variable account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth certain information regarding the sub-accounts for the period from commencement of business operations of the sub-account through December 31, 1998. The variable accumulation unit values and the number of variable accumulation units outstanding for each sub-account for the periods shown are as follows:

Year Ending December 31, 1993
---------------------------------------------------------------------------------------------------------

        Money   Special Zero Coupon     Quality
        Market  Value   2000    Bond    Small Cap
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
        (Inception 1/4/93)      (Inception 1/4/93)      (Inception 1/4/93)      (Inception 1/4/93)      (Inception 1/4/93)
Accumulation Unit Value
    at Beginning of Period              $1.021  $12.797 $13.225 $12.310 $39.620
Accumulation Unit Value
    at End of Period            $1.018  $12.861 $13.373 $12.445 $37.702
Number of Accumulation
    Units Outstanding
    at End of Period            2,678,280.492   167,686.797     137,252.898     86,752.856      138,557.449



                Capital Appreciation    Stock Index     Socially Responsible
                Sub-Account     Sub-Account     Sub-Account
                (Inception-     (Inception      (Inception-
                4/5/93  1/4/93  10/7/93
Accumulation Unit Value at
   Beginning of Period                  $6.590  $16.590 $12.490
Accumulation Unit Value at
   End of Period                        $13.160 $16.521 $13.364
Number of Accumulation Units
   Outstanding at End of Period         44,612.892      32,543.274      3,555.254


Year Ending December 31, 1994
---------------------------------------------------------------------------------------------------------



        Money   Special Zero Coupon     Quality
        Market  Value   2000    Bond    Small Cap
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period              $1.018  $12.861 $13.373 $12.445 $37.702
Accumulation Unit Value
    at End of Period            $1.048  $12.496 $12.672 $11.710 $40.064
Number of Accumulation
    Units Outstanding
    at End of Period    8,547,165.659   820,985.237     203,164.533     164,657.770     612,327.237



        Capital Appreciation    Stock Index             Socially Responsible
        Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period              $13.160 $16.521 $13.364
Accumulation Unit Value
    at End of Period            $13.373 $16.437 $13.377
Number of Accumulation
    Units Outstanding
    at End of Period            285,265.910     190,496.642     24,171.591



Year Ending December 31, 1995
------------------------------------------------------------------------------------------------------------


        Money   Special Zero Coupon     Quality
        Market  Value   2000    Bond    Small Cap
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period              $1.048  $12.496 $12.672 $11.710 $40.064
Accumulation Unit Value
    at End of Period            $1.093  $12.292 $14.740 $13.908 $51.121
Number of Accumulation
    Units Outstanding
    at End of Period            9,084,943.487   666,488.480     351,788.006     454,139.991     817,445.023


                                        Growth and Income       International Equity
                                Sub-Account     Sub-Account
        Capital Appreciation    Stock Index     Socially Responsible    (Inception      (Inception
        Sub-Account     Sub-Account     Sub-Account     1/5/95) 1/5/95)
Accumulation Unit Value
    at Beginning of Period      $13.373 $16.437 $13.377 $12.235 $12.024
Accumulation Unit Value
    at End of Period    $17.610 $22.172 $17.752 $19.426 $12.964
Number of Accumulation
    Units Outstanding
    at End of Period    587,928.246     365,482.688     49,020.846      734,393.096     61,152.467


Year Ending December 31, 1996
---------------------------------------------------------------------------------------------------------

        Money   Special Zero Coupon     Quality
        Market  Value   2000    Bond    Small Cap
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period              $1.093  $12.292 $14.740 $13.908 $51.121
Accumulation Unit Value
    at End of Period            $1.132  $11.682 $14.911 $14.142 $58.773
Number of Accumulation
    Units Outstanding
    at End of Period            10,392,468.634  489,733.637     396,886.829     664,469.782     1,000,594.786


                                        International
        Capital Appreciation    Stock Index     Socially Responsible    Growth and Income       Equity
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period      $17.610 $22.172 $17.752 $19.426 $12.964
Accumulation Unit Value
    at End of Period    $21.802 $26.791 $21.221 $23.131 $14.267
Number of Accumulation
    Units Outstanding
    at End of Period    1,074,614.761   585,454.420     103,732.717     1,906,011.179   226,976.242



        International Value     Disciplined Stock       Small Company Stock
        Sub-Account     Sub-Account     Sub-Account
        (Inception 5/1/96)      (Inception 5/1/96)      (Incepiton 5/1/96)
Accumulation Unit Value
    at Beginning of Period      $10.00  $10.00  $10.00
Accumulation Unit Value
    at End of Period    $10.244 $11.776 $10.772
Number of Accumulation
    Units Outstanding
    at End of Period    47,815.855      381,884.114     212,878.654


Year Ending December 31, 1997
---------------------------------------------------------------------------------------------------------

        Money   Special Zero Coupon     Quality
        Market  Value   2000    Bond    Small Cap
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period              $1.132  $11.682 $14.911 $14.142 $58.773
Accumulation Unit Value
    at End of Period            $1.175  $14.185 $15.736 $15.260 $67.668
Number of Accumulation
    Units Outstanding
    at End of Period            12,049,327.817  1,017,390.458   424,325.816     987,773.886     1,031,483.594


                                        International
        Capital Appreciation    Stock Index     Socially Responsible    Growth and Income       Equity
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period      $21.802 $26.791 $21.221 $23.131 $14.267
Accumulation Unit Value
    at End of Period    $27.532 $35.128 $26.879 $26.509 $15.422
Number of Accumulation
    Units Outstanding
    at End of Period    1,798,913.636   808,857.987     230,281.724     2,179,109.968   378,355.293



                                Limited Term
                                High Income     Balanced
        International Value     Disciplined Stock       Small Company Stock     Sub-Account     Sub-Account
        Sub-Account     Sub-Account     Sub-Account     (Inception 5/1/97)      (Inception 5/1/97)
Accumulation Unit Value
    at Beginning of Period      $10.244 $11.776 $10.772 $10.000 $10.000
Accumulation Unit Value
    at End of Period    $10.982 $15.272 $12.935 $10.852 $11.738
Number of Accumulation
    Units Outstanding
    at End of Period    172,941.244     1,196,912.676   513,524.112     473,373.863     333,714.857


Year Ending December 31, 1998
---------------------------------------------------------------------------------------------------------

        Money   Special Zero Coupon     Quality
        Market  Value   2000    Bond    Small Cap
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period              $1.132  $11.682 $14.911 $14.142 $58.773
Accumulation Unit Value
    at End of Period            $1.175  $14.185 $15.736 $15.260 $67.668
Number of Accumulation
    Units Outstanding
    at End of Period            12,049,327.817  1,017,390.458   424,325.816     987,773.886     1,031,483.594


                                        International
        Capital Appreciation    Stock Index     Socially Responsible    Growth and Income       Equity
        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period      $21.802 $26.791 $21.221 $23.131 $14.267
Accumulation Unit Value
    at End of Period    $27.532 $35.128 $26.879 $26.509 $15.422
Number of Accumulation
    Units Outstanding
    at End of Period    1,798,913.636   808,857.987     230,281.724     2,179,109.968   378,355.293


                                Limited Term
                                High Income     Balanced
        International Value     Disciplined Stock       Small Company Stock     Sub-Account     Sub-Account
        Sub-Account     Sub-Account     Sub-Account     (Inception 5/1/97)      (Inception 5/1/97)
Accumulation Unit Value
    at Beginning of Period      $10.244 $11.776 $10.772 $10.000 $10.000
Accumulation Unit Value
    at End of Period    $10.982 $15.272 $12.935 $10.852 $11.738
Number of Accumulation
    Units Outstanding
    at End of Period    172,941.244     1,196,912.676   513,524.112     473,373.863     333,714.857



        Transamerica Growth     Cash Value      MidCap Stock
        Sub-Account     Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period      $10.244 $11.776 $10.772
Accumulation Unit Value
    at End of Period    $10.982 $15.272 $12.935
Number of Accumulation
    Units Outstanding
    at End of Period    172,941.244     1,196,912.676   513,524.112


Financial Statements for the Variable Account and Transamerica
        The financial statements and reports of independent auditors for the variable account and Transamerica are contained in the Statement of Additional Information.

                     STATEMENT OF ADDITIONAL INFORMATION FOR

                      DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE
                             VARIABLE ANNUITY POLICY

                                    Issued By
                 Transamerica Life Insurance Company of New York




         The Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Dreyfus/Transamerica Triple Advantage Variable Annuity Policy ("Policy") issued by Transamerica Life Insurance Company of New York (formerly called First Transamerica Life Insurance Company). The Owner may obtain a copy of the Prospectus dated May 1, 1999, as supplemented from time to time, by writing to Transamerica Life Insurance Company of New York, Annuity Service Center, P.O. Box 31728, Charlotte, North Carolina 28231-1728 or by calling 800-258-4261. Terms used in the current Prospectus for the Policy are incorporated in this Statement. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

                                Dated May 1, 1999



TABLE OF CONTENTS                                                                                Page
THE POLICY (page 22)......................................................................................................3
DOLLAR COST AVERAGING (page 25)...........................................................................................3
NET INVESTMENT FACTOR (page 24)...........................................................................................3
ANNUITY PERIOD (page 33)..................................................................................................3
         Variable Annuity Units and Payments..............................................................................3
         Variable Annuity Unit Value......................................................................................4
         Transfers After the Annuity Date.................................................................................4
GENERAL PROVISIONS........................................................................................................4
         IRS Required Distributions.......................................................................................4
         Non-Participating................................................................................................4
         Misstatement of Age or Sex.......................................................................................4
         Proof of Existence and Age.......................................................................................4
         Assignment.......................................................................................................4
         Annuity Data.....................................................................................................5
         Annual Report....................................................................................................5
         Incontestability.................................................................................................5
         Ownership........................................................................................................5
         Entire Policy....................................................................................................5
         Changes in the Policy............................................................................................5
         Protection of Benefits...........................................................................................5
         Delay of Payments................................................................................................5
         Notices and Directions...........................................................................................6
CALCULATION OF YIELDS AND TOTAL RETURNS (page 16).........................................................................6
         Money Market Sub-Account Yield Calculation.......................................................................6
         Other Sub-Account Yield Calculations.............................................................................6
         Standard Total Return Calculations...............................................................................7
         Hypothetical Performance Data....................................................................................8
         Other Performance Data...........................................................................................8
HISTORIC PERFORMANCE DATA.................................................................................................8
         General Limitations..............................................................................................8
         Sub-Account Performance Figures..................................................................................8
         Hypothetical Sub-Account Performance Figures.....................................................................8
FEDERAL TAX MATTERS (page 35)............................................................................................10
         Taxation of Transamerica........................................................................................10
         Tax Status of the Policies......................................................................................11
DISTRIBUTION OF THE POLICY (page 37).....................................................................................11
SAFEKEEPING OF ACCOUNT ASSETS (page 18)..................................................................................12
TRANSAMERICA (page 18)...................................................................................................12
         General Information and History.................................................................................12
STATE REGULATION (page 18)...............................................................................................12
RECORDS AND REPORTS......................................................................................................12
FINANCIAL STATEMENTS.....................................................................................................12
APPENDIX.................................................................................................................13
         Annuity Transfer Formula........................................................................................13

                               (Additional  page references refer to the current
Prospectus.)

THE POLICY
         As a supplement to the description in the Prospectus, the following provides additional information about the Policy which may be of interest to some Owners.

DOLLAR COST AVERAGING
                  We reserve the right to send written notification to the Owner as to the options available if termination of Dollar Cost Averaging, either by the Owner or by Transamerica, results in the value in the receiving Sub-Account(s) to which monthly transfers were made to be less than $500. The Owner will have 10 days from the date our notice is mailed to:

                           (a) transfer the value of the Sub-Account(s) to another Sub-Account with a value equal to or greater than $500; or (b) transfer funds from another Sub-Account into the receiving Sub-Account(s) to bring the value of that Sub-Account to at least $500; or (c) submit an additional Premium to make the value of the Sub-Account equal to or greater than $500; or
                           (d) transfer the entire value of the receiving Sub-Account(s) back into the Source Account from which the automatic transfers were made.

                  If  no  election,   in  a  form  and  manner   acceptable   to
         Transamerica, is made by the Owner prior to the end of the 10 day period, Transamerica reserves the right to transfer the value of the receiving Sub-Account(s) back into the Source Accountfrom which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the eighteen free transfers per Policy Year limitation.

NET INVESTMENT FACTOR

For any Sub-Account of the Variable Account, the Net Investment Factor for a Valuation Period before the Annuity Date is (a) divided by (b), minus (c) minus
(d). Where (a) is The net asset value per share held in the Sub-Account, as of the end of the Valuation Period, plus or minus The per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the Valuation Period, plus or minus A per-share charge or credit as Transamerica may determine, as of the end of the Valuation Period, for taxes. Where (b) is The net asset value per share held in the Sub-Account as of the end of the last prior Valuation Period. Where (c) is The daily charge of 0.003403% (1.25% annually) for the Mortality and Expense Risk Charge under this Policy times the number of calendar days in the current Valuation Period. Where (d) is The daily Administrative Charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current Valuation Period. This charge may be increased, but will not exceed 0.000684% (0.25% annually). A Valuation Day is defined as any day on which the New York Stock Exchange is open. ANNUITY PERIOD The Variable Annuity Options provide for payments that fluctuate or vary in dollar amount, based on the investment performance of the selected Variable Account Sub-Account(s).

         Variable Annuity Units and Payments
                  For the first monthly payment, the number of Variable Annuity Units credited in each Sub-Account will be determined by dividing (a) the product of the portion of the value to be applied to the Sub-Account and the Variable Annuity Purchase Rate specified in the Policy by (b) the value of one Variable Annuity Unit in that Sub-Account on the Annuity Date. The amount of each subsequent Variable Annuity Payment equals the product of the number of Variable Annuity Units in each Sub-Account and the Sub-Account's Variable Annuity Unit Value as of the tenth day of the month before the payment due date. The amount of each payment may vary.

         Variable Annuity Unit Value
                  The value of a Variable Annuity Unit in a Sub-Account on any Valuation Day is determined as described below.
                  The Net Investment Factor for the Valuation Period (for the appropriate Annuity Payment frequency) just ended is multiplied by the value of the Variable Annuity Unit for the Sub-Account on the preceding Valuation Day. The Net Investment Factor after the Annuity Date is calculated in the same manner as before the Annuity Date and then multiplied by an interest factor. The interest factor equals (.999893) where n is the number of days since the preceding Valuation Day. This compensates for the 4% interest assumption built into the Variable Annuity Purchase Rates.

         Transfers After the Annuity Date
                  After  the  Annuity  Date,  the Owner  may  transfer  Variable
         Annuity Units from one Sub-Account to another, subject to certain limitations. (See "Transfers" page 24 of the Prospectus.) The dollar amount of each subsequent monthly Variable Annuity Payment after the transfer must be determined using the new number of Variable Annuity Units multiplied by the Sub-Account's Variable Annuity Unit Value on the tenth day of the month preceding payment.
                  The formula used to determine a transfer after the Annuity Date can be found in the Appendix to this Statement of Additional Information.

GENERAL PROVISIONS

         IRS Required Distributions
                  The Policy is intended to qualify as an annuity contract for federal income tax purposes. All provisions in the Policy will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform to the Policy to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the Policy. If any Owner under a Non-Qualified Policy dies before the entire interest in the Policy is distributed, the value generally must be distributed to the designated Beneficiary so that the Policy qualifies as an annuity under the Code. (See "Federal Tax Matters" page 10.)

         Non-Participating
                  The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of Transamerica.

         Misstatement of Age or Sex
                  If the age or sex of the Annuitant or any other measuring life has been misstated in the application, the Annuity Payments under the Policy will be whatever the Annuity Purchase Amount applied on the Annuity Date would purchase on the basis of the correct age or sex of the Annuitant and/or other measuring life. Any overpayments or underpayments by Transamerica as a result of any such misstatement may be respectively charged against or credited to the Annuity Payment or Annuity Payments to be made after the correction so as to adjust for such overpayment or underpayment.

         Proof of Existence and Age
                  Before making any payment under the Policy, Transamerica may require proof of the existence and/or proof of the age of the Annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the Policy.

         Assignment
                  No assignment of a Policy will be binding on Transamerica unless made in writing and given to Transamerica at its ServiceCenter. Transamerica is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Annuitant or non-irrevocable Beneficiary will be subject to the rights of any assignee of record.

         Annuity Data
                  Transamerica will not be liable for obligations which depend on receiving information from a Payee or measuring life until such information is received in a satisfactory form.

         Annual Report
                  At least once each Policy Year prior to the Annuity Date, the Owner will be given a report of the current Policy Value. This report will also include any other information required by law or regulation. After the Annuity Date, a confirmation will be provided with every Variable Annuity Payment.

         Incontestability
                  The Policies are incontestable from the Policy Date.

         Ownership
                  Only the Owner(s) will be entitled to the rights granted by the Policy, or allowed by Transamerica under the Policy. If an Owner dies, the rights of the Owner belong to the estate of the Owner unless the Owner has previously named an Owner's Beneficiary. A surviving Joint Owner automatically becomes the Owner's Beneficiary.

         Entire Policy
                  Transamerica has issued the Policy in consideration and acceptance of the application and payment of the Initial Premium. A copy of the application is attached to and is part of the Policy and along with the Policy constitutes the entire Policy. All statements made by the Owner are considered representations and not warranties. Transamerica will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Policy when issued.

         Changes in the Policy
                  Only two authorized officers of Transamerica, acting together, have the authority to bind Transamerica or to make any change in the Policy and then only in writing. Transamerica will not be bound by any promise or representation made by any other persons.
                  Transamerica may not change or amend the Policy, except as expressly provided in the Policy, without the Owner's consent. However, Transamerica may change or amend the Policy if such change or amendment is necessary for the Policy to comply with any state or federal law, rule or regulation.

         Protection of Benefits
                  To the extent permitted by law, no benefit (including death benefits) under the Policy will be subject to any claim or process of law by any creditor.

         Delay of Payments
                  Payment of any cash  withdrawal  or lump sum death benefit due from the Variable Account will occur within seven days from the date the election becomes effective, except that Transamerica may be permitted to postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners.
                  In  addition,  while  it  is  our  intention  to  process  all transfers from the Sub-Accounts immediately upon receipt of a transfer request, the Policy gives us the right to delay effecting a transfer from a Sub-Account for up to seven days, but only in certain limited circumstances. However, the staff of the Commission currently interprets the Investment Company Act of 1940 to require the immediate processing of all transfers, and in compliance with that interpretation we will process all transfers immediately unless and until the Commission or its staff changes its interpretation or otherwise permits us to exercise this right. Subject to such approval, we may delay effecting such a transfer only if there is a delay of payment from an affected Portfolio. If this happens, and if the prior approval of the Commission or its staff is obtained, then we will calculate the dollar value or number of units involved in the transfer from a Sub-Account on or as of the date we receive a written transfer request, but will not process the transfer to the transferee Sub-Account until a later date during the seven-day delay period when the Portfolio underlying the transferring Sub-Account obtains liquidity to fund the transfer request through sales of portfolio securities, new Premiums, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a Sub-Account.


                  Transamerica may delay payment of any withdrawal from the Fixed Account for a period of not more than six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 24 of the Prospectus.)

         Notices and Directions
                  We will not be bound by any authorization, direction, election or notice which is not in writing, or in a form and manner acceptable to Transamerica, and received at our ServiceCenter.
                  Any written notice requirement by Transamerica to the Owner will be satisfied by our mailing of any such required written notice, by first-class mail, to the Owner's last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

         Money Market Sub-Account Yield Calculation
                  In accordance with regulations adopted by the Commission, Transamerica is required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account and income other than investment income at the beginning of such seven-day period, dividing such net change in Policy Value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in Policy Value reflects the deductions for the annual Policy Fee, the Mortality and Expense Risk Charges and Administrative Expense Charges and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the Variable Account will be lower than the yield for the Money Market Portfolio or any comparable substitute funding vehicle.
                  The Commission also permits Transamerica to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
                  The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the Money Market Portfolio or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Load (of up to 6% of Premiums) that may be applicable to a Policy.

         Other Sub-Account Yield Calculations
                  Transamerica may from time to time disclose the current annualized yield of one or more of the Sub-Accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to the income generated by the Sub-Account over a specified 30-day period. Because this yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Variable Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

              YIELD=  2[{a - b+1}6-1]
                             cd
         Where:

        a = net investment income earned during the period by the Portfolio attributable to the shares owned by the Sub-Account.
        b = expenses for the Sub-Account accrued for the period (net of reimbursements). c = the average daily number of Variable Accumulation Units outstanding during the period. d = the maximum offering price per Variable Accumulation Unit on the last day of the period.

                  Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all Policies. The yield calculations do not reflect the effect of any Contingent Deferred Sales Load that may be applicable to a particular Policy. Contingent Deferred Sales Load range from 6% to 0% of the amount of Policy Value withdrawn depending on the elapsed time since the receipt of each Premium attributable to the portion of the Policy Value withdrawn.
                  Because of the charges and deductions imposed by the Variable Account, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio. The yield on amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield will be affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

         Standard Total Return Calculations
                  Transamerica may from time to time also disclose average annual total returns for one or more of the Sub-Accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P{1+T}n = ERV

         Where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five or ten-year period (or fractional portion thereof).

                  All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any Contingent Deferred Sales Loads that may be applicable to a particular period.

         Hypothetical Performance Data
                  Transamerica may also disclose "hypothetical" performance data for a Sub-Account, for periods before the Sub-Account commenced operations. Such performance information for the Sub-Account will be calculated based on the performance of the corresponding Portfolio and the assumption that the Sub-Account was in existence for the same periods as those indicated for the Portfolio, with a level of Policy charges currently in effect. The Portfolio used for these calculations will be the actual Portfolio that the Sub-Account will invest in.
                  This type of hypothetical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Policy is not surrendered (i.e., with no deduction for the Contingent Deferred Sales
         Load) and assuming that the Policy is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Load).

         Other Performance Data
                  Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Load percentage will be assumed to be 0%.
                  Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Load percentage will be 0%.

                    CTR = {ERV/P} - 1


         Where:
         CTR= the cumulative total return net of Sub-Account recurring charges for the period.
         ERV=     ending  redeemable  value of a hypothetical  $1,000 payment at the beginning of the one, five, or ten-year  period at the end of the one, five, or ten-year  period (or  fractional  portion thereof).
         P =      a hypothetical initial payment of $1,000.

         All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORIC PERFORMANCE DATA

         General Limitations

         The figures below represent the past performance of the Sub-Accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

         Except for Transamerica Growth, the Funds have provided the performance data for the Sub-Accounts. Except for Transamerica Growth none of the Funds or their investment advisers are affiliated with Transamerica. In preparing the tables below, Transamerica has relied on the data provided by the Funds. While Transamerica has no reason to doubt the accuracy of the figures provided by the Funds, Transamerica has not verified those figures.

Sub-Account Performance Figures Including Hypothetical Performance

         The charts below show historical performance data for the Sub-Accounts, including, for six Sub-Accounts, "hypothetical" data for the periods prior to the inception of the Sub-Accounts, based on the performance of the corresponding Portfolios since their inception date, with a level of charges equal to those currently assessed under the Polices. These figures are not an indication of the future performance of the Sub-Accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

         The dates to the left of the Sub-Account names below indicate the date of commencement of operation of the Portfolios, which coincide with the date of commencement of operation of the corresponding Sub-Account, with these seven exceptions: the Money Market; Managed Assets, Zero Coupon 2000, Qualify Bond, Small Cap and Stock Index Sub-Accounts which commenced operations January 4, 1993 and the Transamerica Growth Sub-Account which commenced operations May 1, 1998. Hence, the performance data given for these seven Sub-Accounts which precedes these dates are "hypothetical".

         Standard Average annual total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.




---------------------------------------- ------------------- ------------------ ------------------ ------------------

                                                                                                   For  the   period
                                                                                                   from
                                                                                                   commencement   of
SUB-ACCOUNT  (date of  commencement  of  For   the   1-year  For  the   3-year  For  the   5-year  Portfolio
operation of Corresponding Portfolio)    period      ending  period     ending  period     ending  operations     to
                                         12/31/98            12/31/98           12/31/98           12/31/98

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Money Market (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Special Value (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Zero Coupon 2000 (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Quality Bond (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Small Cap (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Capital Appreciation (4/5/93)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Stock Index (9/29/89)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Socially Responsible (10/7/93)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Growth & Income (12/15/94)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

International Equity (12/15/94)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

International Value (5/1/96)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Disciplined Stock (5/1/96)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Small Company Stock (5/1/96)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Balanced (5/1/97)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Limited Term High Income(5/1/97)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Transamerica Growth(2/26/69)*

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Core Value (            )

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

MidCap Stock (             )

---------------------------------------- ------------------- ------------------ ------------------ ------------------

         Non-Standard Average annual total returns for period since inception of the Portfolio including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6% which if reflected would reduce the figures. Non-Standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.

---------------------------------------- ------------------- ------------------ ------------------ ------------------

                                                                                                   For  the   period
                                                                                                   from
                                                                                                   commencement   of
SUB-ACCOUNT  (date of  commencement  of  For   the   1-year  For  the   3-year  For  the   5-year  Portfolio
operation of Corresponding Portfolio)    period      ending  period     ending  period     ending  operations     to
                                         12/31/98            12/31/98           12/31/98           12/31/98

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Money Market (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Special Value (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Zero Coupon 2000 (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Quality Bond (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Small Cap (8/31/90)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Capital Appreciation (4/5/93)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Stock Index (9/29/89)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Socially Responsible (10/7/93)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Growth & Income (12/15/94)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

International Equity (12/15/94)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

International Value (5/1/96)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Disciplined Stock (5/1/96)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Small Company Stock (5/1/96)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Balanced (5/1/97)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Limited Term High Income(5/1/97)

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Transamerica Growth(2/26/69)*

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

Core Value (              )

---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------

MidCap Stock (              )

---------------------------------------- ------------------- ------------------ ------------------ ------------------

     Non-Standard Cumulative total returns for periods since inception of the Portfolio, including hypothetical performance, for each Sub-Account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

---------------------------------------- ------------------- ------------------


                                         For   the   1-year
SUB-ACCOUNT  (date of  commencement  of  period      ending  Since Inception
operation of Corresponding Portfolio)    12/31/98

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Money Market (8/31/90)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Special Value (8/31/90)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Zero Coupon 2000 (8/31/90)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Quality Bond (8/31/90)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Small Cap (8/31/90)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Capital Appreciation (4/5/93)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Stock Index (9/29/89)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Socially Responsible (10/7/93)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Growth & Income (12/15/94)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

International Equity (12/15/94)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

International Value (5/1/96)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Disciplined Stock (5/1/96)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Small Company Stock (5/1/96)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Balanced (5/1/97)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Limited Term High Income(5/1/97)

---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------

Transamerica Growth(2/26/69)*

---------------------------------------- ------------------- ------------------

         *The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio include performance of its predecessor. The performance shown in the "since inception" box for the Transamerica Growth Sub-Account is 10-year performance, not performance since 1969.

FEDERAL TAX MATTERS
         The Dreyfus/Transamerica Triple Advantage Variable Annuity may be purchased on a non-tax-qualified basis ("Non-Qualified Policy") or purchased and used in connection with plans qualifying for special tax treatment ("Qualified Polices"). Qualified Polices are designed for use by individual retirement plans qualified for special tax treatment under Section 401, 403(b) or 408 of the Internal Revenue Code of 1986, as amendment (the "Code").The ultimate effect of federal income taxes on the Policy Value, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary may depend on the type of retirement plan for which the Policy is purchased, on the tax and employment status of the individual concerned and on Transamerica's tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Taxation of Transamerica
         Transamerica is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policy. Under existing federal income tax law, Transamerica believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policy.
         Accordingly, Transamerica does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, Transamerica does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Transamerica being taxed on income or gains attributable to the Variable Account, then Transamerica may impose a charge against the Variable Account (with respect to some or all Policies) in order to set aside provisions to pay such taxes.

Tax Status of the Policies
         Section 817(h) of the Code requires that with respect to Non-Qualified Policies, the investments of the Funds be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under federal tax law. The Variable Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Funds' assets may be invested.
         In certain circumstances, Owners of variable annuity policies may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."
         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Transamerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Transamerica therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.
         In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Policy to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Policy will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary" refers to a natural person designated by such Owner as a Beneficiary and to whom ownership of the Policy passes by reason of death. However, if the Owner's "designated beneficiary" is the surviving spouse of the deceased Owner, the Policy may be continued with the surviving spouse as the new owner.
         The Non-Qualified Policies contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Transamerica intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Policies.

DISTRIBUTION OF THE POLICY
         Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the Policies. TSSC may also serve as principal underwriter and distributor of other contracts issued through the Variable Account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Polices through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Polices may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
         Transamerica Financial Resources, Inc. ("TFR") is an underwriter and distributor of the Polices. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Commission and the NASD as a broker/dealer.
         Under the agreements, applications for the Polices will be sold by broker/dealers which will receive compensation as described in the Prospectus.
         The offering of the Policies is expected to be continuous and neither TSSC nor TFR anticipate discontinuing the offering of the Policies. However, TSSC and TFR reserve the right to discontinue the offering of the Policies.

         During fiscal year 1998, $______________ in commission were paid to TSSC as underwriter of the Policies; no amounts were retained by TSSC. During fiscal year 1997, $5,543,415.68 in commissions were paid to TSSC as underwriter of the Policies; no amounts were retained by TSSC. During fiscal year 1996, $4,277,511.85 in commissions were paid to TSSC as underwriter of the Policies; no amounts were retained by TSSC. During fiscal year 1998, $______ in commissions were paid to TFR as underwriter of the Policies; no amounts were retained by TFR. During fiscal year 1997, $81.50 in commissions were paid to TFR as underwriter of the Policies; no amounts were retained by TFR. During fiscal year 1996, $66.00 in commissions were paid to TFR as underwriter of the Policies; no amounts were retained by TFR.


SAFEKEEPING OF ACCOUNT ASSETS
         Title to assets of the Variable Account is held by Transamerica. The assets are kept separate and apart from Transamerica's general account assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Sub-Accounts.

TRANSAMERICA

General Information and History
         Transamerica is wholly-owned by Transamerica Occidental Life Insurance Company, which is, in turn, an indirect subsidiary of Transamerica Corporation. Transamerica Corporation is a financial services organization which engages through its subsidiaries in two primary businesses: finance and insurance. Finance consists of consumer lending, commercial lending, leasing and real estate services. Insurance comprises life insurance, asset management and insurance brokerage.

STATE REGULATION
         Transamerica is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Policy rights and provisions depends on state approval and/or filing and review processes.
Where required by state law or regulation, the Policies will be modified accordingly.

RECORDS AND REPORTS
         All records and accounts relating to the Variable Account will be maintained by Transamerica or by its Service Office. As presently required by the 1940 Act and regulations promulgated thereunder which pertain to the Variable Account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS

         This  Statement  of  Additional   Information  contains  the  financial
statements of the Variable Account as of December 31,1998.

         The financial statements of Transamerica included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

APPENDIX

         Accumulation Transfer Formula

Transfers after the annuity date are implemented according to the following formulas:

(1) Determine the number of units to be transferred from the variable sub-account as follows: = AT/AUV1

         (2) Determine the number of variable accumulation units remaining in such variable sub-account (after the transfer):
         = UNIT1   AT/AUV1

         (3) Determine the number of variable accumulation units in the transferee variable sub-account (after the transfer):
         = UNIT2 + AT/AUV2

         (4) Subsequent variable accumulation payments will reflect the changes in variable accumulation units in each variable sub-account as of the next Variable Accumulation Payment's due date.

         Where:

         (AUV1) is the variable accumulation Unit value of the Variable sub-account that the transfer is being made from as of the end of the valuation Period in which the transfer request was received.

         (AUV2) is the variable accumulation unit value of the variable sub-account that the transfer is being made to as of the end of the valuation period in which the transfer request was received.

         (UNIT1) is the number of variable accumulation units in the Variable sub-account that the transfer is being made from, before the transfer.

         (UNIT2) is the number of variable accumulation units in the variable sub-account that the transfer is being made to, before the transfer.

         (AT)  is  the  dollar  amount  being   transferred  from  the  variable
sub-account.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  (a)    Financial Statements

         All required financial statements are included in Parts A or B of this Registration Statement.

  (b)    Exhibits

    (1) Resolution of the Board of Directors of First Transamerica Life Insurance Company ("Transamerica") authorizing establishment of the Variable Account.(1)

    (2)  Not Applicable.

    (3)           (a)      Master Agreement among Transamerica Occidental Life
                    Insurance Company, First
                  Transamerica Life Insurance Company, Transamerica Financial
                    Resources, Inc., Dreyfus Service
                  Corporation, and Dreyfus Service Organization, Inc.(4)
                  (b)      Principal Agency Agreement between First Transamerica
                     Life Insurance Company and
                  Dreyfus Service Organization, Inc.(3)
                  (c)      Distribution Agreement between First Transamerica
                     life Insurance Company and Dreyfus
                  Service Corporation.(3)
                  (d) Form of Sales Agreement among Dreyfus Service Corporation, Dreyfus Service Organization, Inc. and Broker-Dealers.(4) (e) Amendment Dated as of August 31, 1993, to Master Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Transamerica Financial Resources, Inc., Dreyfus Service Corporation and Dreyfus Service Organization, Inc.
                  (5)
                  (f) Amendment Dated as of August 31, 1993 to Principal Agency Agreement between First Transamerica Life Insurance Company and Dreyfus Service Organization, Inc. (5) (g) Amendment Dated as of August 31, 1993 to Distribution Agreement between First Transamerica Life Insurance Company and Dreyfus Service
                  Corporation. (5) (h) Form of Sales Agreement among Transamerica Insurance Securities Sales Corporation, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company and Broker/Dealers, dated August 24, 1994.(8)

(i) Form of Sales Agreement between Transamerica Occidental Life Insurance Company, Transamerica Life Insurance and Annuity Company, First Transamerica Life Insurance Company and Transamerica Securities Sales Corporation.(8)

     (4) Policy Form and Endorsements. (5) (a) Form of Flexible Premium Multi-Funded Individual Deferred Annuity Policy. (b) Form of IRA Endorsement.
(c) Form of Automatic Payout Option Endorsement. (d) Form of Dollar Cost Averaging Option Endorsement. (e) Form of Systematic Withdrawal Option
Endorsement. (f) Form of Unisex Annuity Rates Endorsement. (g) Form of Fixed Account Rider(9)

    (5) Form of Application. (5)

    (6)  (a)      Declaration of Intention and Charter of Transamerica.(1)
         (b)      By-Laws of Transamerica.(1)

    (7) Not applicable.

     (8) (a) Participation Agreement between First Transamerica Life Insurance Company and Dreyfus Variable Investment Fund.(3) (b) Participation Agreement between First Transamerica Life Insurance Company and Dreyfus Life and Annuity Index Fund, Inc.(3) (c) Participation Agreement between First Transamerica Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (5) (d) Administrative Services Agreement (Draft) between First Transamerica Life Insurance Company and Vantage Computer Systems, Inc.(3) (e) Form of Participation Agreement between Transamerica Life Insurance Company of New York and Dreyfus Investment Services(9) (f) Form of Participation Agreement between Transamerica Variable Insurance Fund, Transamerica Securities Sales Corporation and Transamerica Life Insurance Company of New York.(9)

    (9)           (a)      Opinion and Consent of Counsel.(7)

    (10)                   (a)      Consent of Counsel.(9)
         (b)      Consent of Independent Auditors .(9)

    (11) No financial statements are omitted from item 23.

    (12) Not applicable.

    (13) Performance Data Calculations.(5)

    (14) Not applicable.

    (15) Powers of Attorney.
         Alan T. Cunningham (8)(9)                   Marc C. Abrahms (5)(9)
Daniel E. Jund (7)(9)
         James T. Byrne, Jr. (5)(9)

         John A. Fibiger (2)(9)                      Thomas O'Neill
         James B. Roszak (2) (9)                     Robert Rubinstein
Nooruddin S. Veerjee

(1) Filed with initial filing of the Form N-4 Registration Statement, File No. 33-55152 (December 1, 1992).

(2) Filed with Pre-Effective Amendment No.1 to the Form N-4 Registration Statement, File No. 33-55152 (February 10, 1993).

(3) Incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No.1 to the Form N-4 Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VA-2L, File No. 33-49998 (April 30, 1993).

(4) Filed with Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, File No. 33-55152
         (June 8, 1993).

(5) Filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 33-55152 (April 29, 1994).

(6) Filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement File No. 33-55152 (April 29, 1995).

(7) Filed with Post-Effective Amendment No. 5 to the Form N-4 Registration Statement File No. 33-55152 (April 26, 1996).

(8) Filed with Post-Effective Amendment No. 6 to the Form N-4 Registration Statement File No. 33-55152 (April 28, 1997) (9)

(9) Filed with Post-Effective Amendment No. 7 to the Form N-4 Registration Statement File No. 33-55152 (April 28, 1998).

(10)     Filed herewith.



Item 25.  Directors and Officers of the Depositor

         Name and Principal
         Business Address  Position and Offices with Depositor

         Nooruddin S. Veerjee               Director and Chairman
         James W. Dederer                   General Counsel Alan T. Cunningham
                                              Director and President
         Robert Rubinstein                  Director, Senior Vice President,
                                             Chief Actuary and Chief Operating
                                            Officer and Secretary

         Gary Rolle'                        Investment Officer
         Susan Silbert                      Investment Officer
         Nicki Bair FSA, MAAA               Vice President
         Roy Chong-Kit FSA, MAAA            Vice President

         Paul Hankowitz MD                  Vice President and Chief
                                                  Medical Director
         Ken Kilbane                        Vice President
         William J. Lyons                   Vice President and Chief Underwriter
         Alexander Smith, Jr.               Vice President, Administration
                                             and Controller
         Kamran Haghighi            Tax Officer
         William M. Hurst           Assistant Secretary
         Timothy Weis                       Vice President
         Sally S. Yamada                    Treasurer
         Marc C. Abrahms            Director
         James T. Byrne, Jr.                Director
         John A. Fibiger                    Director
         Daniel E. Jund                     Director
         Thomas O'Neill                     Director
         James B. Roszak                    Director







         The  Depositor,   Transamerica  Life  Insurance  Company  of  New  York
(Transamerica), is wholly owned by Transamerica Occidental Life Insurance Company. The Registrant is a segregated asset account of Transamerica.

         The following chart indicates the persons controlled by or under common control with Transamerica.

         TRANSAMERICA CORPORATION AND SUBSIDIARIES
                     WITH STATE OR COUNTRY OF INCORPORATION



ARC Reinsurance Corporation
  Transamerica Management, Inc. -- DE
BWAC Seventeen, Inc.
  Transamerica Commercial Finance Canada, Limited -- ON Transamerica Commercial Finance Corporation, Canada -- Can.
BWAC Twelve, Inc.
  TIFCO Lending Corporation -- IL
  Transamerica Insurance Finance Corporation -- MD
BWAC Twenty-One, Inc.
  Transamerica Commercial Holdings Limited -- U.K.
First Florida Appraisal Services, Inc.
  First Georgia Appraisal Services, Inc. -- GA
Greybox L.L.C.
  Transamerica Trailer Leasing S.N.C. -- Fra.
Intermodal Equipment, Inc.
  Transamerica Leasing N.V. -- Belg.
  Transamerica Leasing SRL -- Itl.
Inventory Funding Trust
  Inventory Funding Company, LLC -- DE
Metropolitan Mortgage Company
  Easy Yes Mortgage, Inc. -- FL
  Easy Yes Mortgage, Inc. -- GA
  First Florida Appraisal Services, Inc. -- FL
  Freedom Tax Services, Inc. -- FL
  J.J. & W. Advertising, Inc. -- FL
  J.J. & W. Realty Services, Inc. -- FL
  Liberty Mortgage Company of Ft. Myers, Inc. -- FL
  Metropolis Mortgage Company -- FL
  Perfect Mortgage Company -- FL
Pyramid Insurance Company, Ltd.
  Pacific Cable Ltd. -- Bmda.
TA Leasing Holding Co., Inc.
  Trans Ocean Ltd. -- DE
  Transamerica Leasing Inc. -- DE
Trans Ocean Container Corp.
  SpaceWise Inc. -- DE
  Trans Ocean Container Finance Corp. -- DE
  Trans Ocean Leasing Deutschland GmbH -- Ger.
  Trans Ocean Leasing PTY Limited -- Aust.
  Trans Ocean Management S.A. -- SWTZ
  Trans Ocean Regional Corporate Holdings -- CA
  Trans Ocean Tank Services Corporation -- DE
Trans Ocean Ltd.
  Trans Ocean Container Corp. -- DE
Transamerica Accounts Holding Corporation
  ARS Funding Corporation -- DE
Transamerica Acquisition Corporation
  Camtrex Group, Inc. --
Transamerica Business Credit Corporation
  Bay Capital Corporation -- DE
  Coast Funding Corporation -- DE
  Direct Capital Equity Investment, Inc. -- DE
  Gulf Capital Corporation -- DE
  TA Air East, Corp. --
  TA Air III, Corp. -- DE
  TA Air IV, Corp. -- DE
  TA Air IX, Corp. -- DE
  TA Air I, Corp. -- DE
  TA Air VIII, Corp. --
  TA Air VII, Corp. --
  TA Air VI, Corp. --
  TA Air V, Corp. --
  TA Air X Corp. -- DE
  TA Marine I Corp. -- DE
  TA Marine II Corp. -- DE
  TBC III, Inc. -- DE
  TBC II, Inc. -- DE
  TBC IV, Inc. -- DE
  TBC I, Inc. -- DE
  TBC Tax III, Inc. -- DE
  TBC Tax II, Inc. -- DE
  TBC Tax IV, Inc. -- DE
  TBC TAX IX, Inc. -- DE
  TBC Tax I, Inc. -- DE
  TBC Tax VIII, Inc. -- DE
  TBC Tax VII, Inc. -- DE
  TBC Tax VI, Inc. -- DE
  TBC Tax V, Inc. -- DE
  TBC V, Inc. -- DE
  TBCC Funding Trust I --
  TBCC Funding Trust II --
  The Plain Company -- DE
  Transamerica Mezzanine Financing, Inc. --
  Transamerica Small Business Services, Inc. --
Transamerica Business Credit Corporation - DE
  TA Air II, Corp. -- DE
Transamerica Commercial Finance Canada, Limited
  Transamerica Acquisition Corporation -- Can.
Transamerica Commercial Finance Corporation
  Inventory Funding Trust -- DE
  TCF Asset Management Corporation -- CO
  Transamerica Distribution Finance Corporation de Mexico --
  Transamerica Joint Ventures, Inc. -- DE
Transamerica Commercial Finance Corporation, I
  BWAC Credit Corporation -- DE
  BWAC International Corporation -- DE
  BWAC Twelve, Inc. -- DE
  Transamerica Business Credit Corporation -- DE
  Transamerica Distribution Finance Corporation -- DE
  Transamerica Equipment Financial Services Corporation --
Transamerica Commercial Finance Limited
  WFC Polska Sp. Zo.o --
Transamerica Commercial Holdings Limited
  Transamerica Commercial Finance Limited -- U.K.
  Transamerica Trailer Leasing Limited -- NY
  Transamerica Trailer Leasing Limited -- U.K.
Transamerica Consumer Finance Holding Company
  Metropolitan Mortgage Company -- FL
  Pacific Agency, Inc. -- IN
  Transamerica Consumer Mortgage Receivables Corporation -- DE
  Transamerica Mortgage Company -- DE
Transamerica Corporation
  ARC Reinsurance Corporation -- HI
  Inter-America Corporation -- CA
  Pyramid Insurance Company, Ltd. -- HI
  RTI Holdings, Inc. -- DE
  Transamerica Airlines, Inc. -- DE
  Transamerica Business Technologies Corporation -- DE
  Transamerica CBO I, Inc. -- DE
  Transamerica Corporation (Oregon) -- OR
  Transamerica Delaware, L.P. -- DE
  Transamerica Finance Corporation -- DE
  Transamerica Financial Products, Inc. -- CA
  Transamerica Foundation -- CA
  Transamerica Insurance Corporation of California -- CA
  Transamerica Intellitech, Inc. -- DE
  Transamerica International Holdings, Inc. -- DE
  Transamerica Investment Services, Inc. -- DE
  Transamerica LP Holdings Corp. -- DE
  Transamerica Pacific Insurance Company, Ltd. -- HI
  Transamerica Real Estate Tax Service (A Division of Transamerica Corporation) -- N/A
  Transamerica Realty Services, Inc. -- DE
  Transamerica Senior Properties, Inc. -- DE
  TREIC Enterprises, Inc. -- DE
Transamerica  Distribution  Finance  Corporation  Transamerica  Accounts Holding
  Corporation  --  DE  Transamerica   Commercial   Finance   Corporation  --  DE
  Transamerica Inventory Finance Corporation -- DE Transamerica Retail Financial Services Corporation -- DE Transamerica Vendor Financial Services Corporation -- DE
Transamerica Distribution Finance Corporation de Mexico
  TDF de Mexico --
Transamerica Distribution Finance Corporation de Mexico and TDF de Mexico
  Transamerica Corporate Services de Mexico --
Transamerica Finance Corporation
  TA Leasing Holding Co., Inc. -- DE
  Transamerica Commercial Finance Corporation, I -- DE
  Transamerica Home Loan -- CA
  Transamerica HomeFirst, Inc. -- CA
  Transamerica Lending Company -- DE
Transamerica Financial Resources, Inc.
  Financial Resources Insurance Agency of Texas -- TX
  TBK Insurance Agency of Ohio, Inc. -- OH
  Transamerica Financial Resources Insurance Agency of Alabama Inc. -- AL Transamerica Financial Resources Insurance Agency of Massachusetts Inc. -- MA
Transamerica GmbH Inc.
  Transamerica Financieringsmaatschappij B.V. -- Neth.
  Transamerica GmbH - Germany -- Ger.
Transamerica Insurance Corporation of California
  Arbor Life Insurance Company -- AZ
  Bulkrich Trading --
  Gemini Investments, Inc. --
  Plaza Insurance Sales, Inc. -- CA
  Transamerica Advisors, Inc. -- CA
  Transamerica Annuity Service Corporation -- NM
  Transamerica Financial Resources, Inc. -- DE
  Transamerica International Insurance Services, Inc. -- DE
  Transamerica Occidental Life Insurance Company -- CA
  Transamerica Products, Inc. -- CA
  Transamerica Securities Sales Corporation -- MD
  Transamerica Service Company -- DE
Transamerica Insurance Finance Corporation
  Transamerica Insurance Finance Company (Europe) -- MD
Transamerica Insurance Finance Corporation
  Transamerica Insurance Finance Corporation, California -- CA
Transamerica Insurance Finance Corporation - MD
  Transamerica Insurance Finance Corporation, Canada -- ON
Transamerica Intellitech, Inc.
  Information Service Corp. --
Transamerica International Insurance Services, Inc.
  Home Loans and Finance Ltd. -- U.K.
Transamerica Inventory Finance Corporation
  BWAC Seventeen, Inc. -- DE
  BWAC Twenty-One, Inc. -- DE
  Transamerica Commercial Finance France S.A. -- Fra.
  Transamerica GmbH Inc. -- DE
Transamerica Investment Services, Inc.
  Transamerica Income Shares, Inc. (managed by TA Investment Services) -- MD Transamerica Leasing Holdings Inc.
  Greybox Logistics Services Inc. -- DE
  Greybox L.L.C. -- DE
  Greybox Services Limited -- U.K.
  Intermodal Equipment, Inc. -- DE
  Transamerica Distribution Services Inc. -- DE
  Transamerica Leasing Coordination Center -- Belg.
  Transamerica Leasing do Brasil Ltda. -- Braz.
  Transamerica Leasing GmbH -- Ger.
  Transamerica Leasing Limited -- U.K.
  Transamerica Leasing Pty. Ltd. -- Aust.
  Transamerica Leasing (Canada) Inc. -- Can.
  Transamerica Leasing (HK) Ltd. -- H.K.
  Transamerica Leasing (Proprietary) Limited -- S.Afr.
  Transamerica Tank Container Leasing Pty. Limited -- Aust.
  Transamerica Trailer Holdings I Inc. -- DE
  Transamerica Trailer Holdings II Inc. -- DE
  Transamerica Trailer Holdings III Inc. -- DE
  Transamerica Trailer Leasing AB -- Swed.
  Transamerica Trailer Leasing AG -- SWTZ
  Transamerica Trailer Leasing A/S -- Denmk.
  Transamerica Trailer Leasing GmbH -- Ger.
  Transamerica Trailer Leasing (Belgium) N.V. -- Belg.
  Transamerica Trailer Leasing (Netherlands) B.V. -- Neth.
  Transamerica Trailer Spain S.A. -- Spn.
  Transamerica Transport Inc. -- NJ
Transamerica Leasing Inc.
  Better Asset Management Company LLC -- DE
  Transamerica Leasing Holdings Inc. -- DE
Transamerica Leasing Limited
  ICS Terminals (UK) Limited -- U.K.
Transamerica Life Insurance and Annuity Company
  Transamerica Assurance Company -- MO
Transamerica Management, Inc.
  Criterion Investment Management Company -- TX
Transamerica Occidental Life Insurance Company
  NEF Investment Company -- CA
  Transamerica China Investments Holdings Limited -- H.K.
  Transamerica International RE (Bermuda) Ltd. -- Bmda.
  Transamerica Life Insurance and Annuity Company -- NC
  Transamerica Life Insurance Company of Canada -- Can.
  Transamerica Life Insurance Company of New York -- NY
  Transamerica South Park Resources, Inc. -- DE
  Transamerica Variable Insurance Fund, Inc. -- MD
  USA Administration Services, Inc. -- KS
Transamerica Products, Inc.
  Transamerica Products II, Inc. -- CA
  Transamerica Products IV, Inc. -- CA
  Transamerica Products I, Inc. -- CA
Transamerica Real Estate Tax Service
  Transamerica Flood Hazard Certification (A Division of TA Real Estate Tax Service) -- N/A Transamerica Realty Services, Inc.
  Bankers Mortgage Company of California -- CA
  Pyramid Investment Corporation -- DE
  The Gilwell Company -- CA
  Transamerica Affordable Housing, Inc. -- CA
  Transamerica Minerals Company -- CA
  Transamerica Oakmont Corporation -- CA
  Ventana Inn, Inc. -- CA
Transamerica Retail Financial Services Corporation
  Transamerica Consumer Finance Holding Company -- DE
  Whirlpool Financial National Bank -- DE
Transamerica Senior Properties, Inc.
  Transamerica Senior Living, Inc. -- DE
Transamerica Small Business Services, Inc.
  Emergent Business Capital Holdings, Inc. --




                         *Designates INACTIVE COMPANIES
                     A Division of Transamerica Corporation
         ss.Limited Partner; Transamerica Corporation is General Partner

Item 27. Number of Policy Owners


As of April 1 , 1999, there were 3,151 Owners of Non-Qualified Individual Policies and 2,105Owners of Qualified Individual Policies.


Item 28.  Indemnification

         Transamerica's Bylaws provide in Article VIII as follows:

         Section 1. Indemnification: (a) The Corporation shall indemnify to the fullest extent now or hereafter provided for or permitted by law each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the Corporation or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the Corporation, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the Corporation, or (ii) is or was serving, at the request of the Corporation, as a director, officer, or in any other capacity, of any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorneys' fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided in Subsection
(b) below.

         (b) No indemnification shall be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification shall be made with respect to any Proceeding initiated by any such person against the Corporation, or a director or officer of the Corporation, other than to enforce the terms of this Article VIII, unless such Proceeding was authorized by the Board of Directors. Further, no indemnification shall be made with respect to any settlement or compromise of any Proceeding unless and until the Corporation has consented to such settlement or compromise.

         (c) Written notice of any Proceeding for which indemnification may be sought by any person shall be given to the Corporation as soon as practicable. The Corporation shall then be permitted to participate in the defense of any such proceeding or, unless conflicts of interest or position exist between such person and the Corporation in the conduct of such defense, to assume such defense. In the event that the Corporation assumes the defense of any such Proceeding, legal counsel selected by the Corporation shall be reasonably acceptable to such person. After such an assumption, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred unless such expenses have been expressly authorized by the Corporation. In the event that the Corporation participates in the defense of any such Proceeding, such person may select counsel to represent him in regard to such a Proceeding; however, such person shall cooperate in good faith with any request that common counsel be utilized by the parties to any Proceeding who are similarly situated, unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

         (d) In making any determination regarding any person's entitlement to indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Corporation shall have the burden of proving the contrary.

         Section 2. Advancement of Expenses. Except in the case of a Proceeding against a director, officer, or other person specifically approved by the Board of Directors, the Corporation shall, subject to Section 1 of this Article VIII above, pay expenses actually and reasonably incurred by or on behalf of such a person in defending any Proceeding in advance of the final disposition of such Proceeding. Such payments shall be made promptly upon receipt by the
Corporation, from time to time, of a written demand by such person for such advancement, together with an undertaking by or on behalf of such person to repay any expenses so advanced to the extent that the person receiving the advancement is ultimately found not to be entitled to indemnification for part or all of such expenses.
         Section 3. Rights Not Exclusive. The rights to indemnification and advancement of expenses granted by or pursuant to this Article VIII (i) shall not limit or exclude, but shall be in addition to, any other rights which may be granted by or pursuant to any statute, corporate charter, by-law, resolution of stockholders or directors or agreement, (ii) shall be deemed to constitute contractual obligations of the Corporation to any person who serves in a capacity referred to in Section 1 of this Article VIII at any time while this
Article VIII is in effect, (iii) shall continue to exist after the repeal or modification of this Article VIII with respect to events occurring prior thereto and (iv) shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person. It is the intent of this Article VIII to require the Corporation to indemnify the persons referred to herein for the aforementioned judgments, amounts paid in settlement, and expenses, including attorneys' fees, in each and every circumstance in which such indemnification could lawfully be permitted by express provisions of by-laws, and the indemnification required by this Article VIII shall not be limited by the absence of an express recital of such circumstances.

         Section 4. Indemnification of Employees and Others. The Corporation may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation or to any person serving at the request of the Corporation as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

         Section 5. Authorization of Contracts. The Corporation may, with the approval of the Board of Directors, enter into an agreement with any person who is, or is about to become, a director, officer, employee or agent of the Corporation, or who is serving, or is about to serve, at the request of the Corporation, as a director, officer, or in any other capacity, of any other Enterprise, which agreement may provide for indemnification of such person and advancement of expenses to such person upon terms, and to the extent, not prohibited by law. The failure to enter into any such agreement shall not affect or limit the rights of any such person under this Article VIII.

Section 6. Insurance. The Corporation may purchase and maintain insurance to indemnify the Corporation and any person eligible to be indemnified under this
Article VIII within the limits permitted by law.

Section 7. Severability. If any provision of this Article VIII is determined at any time to be unenforceable in any respect, the other provisions shall not in any way be affected or impaired thereby.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of Transamerica Life Insurance Company of New York are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and for corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. The term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. The term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the policy year 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy is with CNA Lloyds, Gulf, Chubb and Travelers.
Item 29. Principal Underwriter

         Transamerica Securities Sales Corporation (TSSC) and Transamerica Financial Resources (TFR) are the co-underwriters of the Certificates and the Individual Contracts as defined in the Investment Company Act of 1940. TSSC became Principal Underwriter effective 8-24-94.

NAME AND PRINCIPAL                  POSITION AND OFFICES WITH
BUSINESS ADDRESS*                   TRANSAMERICA SECURITIES SALES CORPORATION

Barbara A. Kelley                   President and Director
Regina M. Fink                              Secretary and Director
Benjamin Tang                               Treasurer
Nooruddin Veerjee                   Director
Dan S. Trivers                              Senior Vice President

Nicki A. Bair                               Vice President
Chris Shaw                                  Second Vice President

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.

NAME AND PRINCIPAL                          POSITION AND OFFICES WITH

BUSINESS ADDRESS*                           TRANSAMERICA FINANCIAL RESOURCES
Nooruddin S. Veerjee                        Chairman of the Board and Director
Barbara A. Kelley                           President and Director


Regina M. Fink                              Secretary and Counsel


Monica Suryapranata                         Treasurer

Gilbert F. Cronin                           Director

James W. Dederer                            Director


Dan  Trivers                     Vice President, Director of Administration and
                                            Chief Compliance Officer

Ronald F. Wagley                            Director


Kerry Rider       Vice President,Director of Compliance and Assistant Secretary

Susan Vivino                                Assistant Secretary


*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.

         The following table lists the amounts of commissions paid to the principal underwriter during the last fiscal year.

Name of
Principal     Net Underwriting       Compensation on     Brokerage
Underwriter*Discounts & Commission     Redemption       Commissions Compensation
TSSC                 -0-                   -0-         $5,543,415.68      -0-
TFR                  -0-                   -0-             81.50          -0-

Item 30. Location and Accounts and Records

        All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Transamerica or the Service Office at their administrative offices.

Item 31. Management Services

        All management contracts are discussed in Parts A or B.

Items 32. Undertakings

  (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant undertakes that it will include either (1) as part of any Application to purchase a Policy offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

  (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d) Transamerica hereby represents that the fees and the charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                                                        SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, Transamerica Life Insurance Company of New York certifies that this Post-Effective Amendment No.8 to the Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No.8 to the Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 25th day of February, 1999.


        SEPARATE ACCOUNT VA-2LNY     TRANSAMERICA
        OF TRANSAMERICA              LIFE INSURANCE COMPANY OF NEW YORK
        LIFE INSURANCE COMPANY       (DEPOSITOR)
        OF NEW YORK
        (REGISTRANT)




                                     BY:________________________
                                             David M. Goldstein
                                             Vice President


As Required by the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                               Title                                               Date


_________________________*              Chairman and Director                  February 25, 1999
Nooruddin S. Veerjee

_________________________      *        President and Director                 February 25, 1999
Alan T. Cunningham

__________________________*             Senior Vice President,                 February 25, 1999
Robert Rubinstein                       Chief Actuary, Chief Operating
                                        Officer, Secretary and Director

__________________________*             Vice President - Administration        February 25, 1999
Alexander Smith                         and Controller

__________________________*             Director                               February 25, 1999
Marc C. Abrahms

_________________________*              Director                               February 25, 1999
James T. Byrne, Jr.

__________________________*             Director                               February 25, 1999
John Fibiger


___________________________*            Director                               February 25, 1999
James B. Roszak


___________________________*            Director                               February 25, 1999
Daniel E. Jund

_________________________*              Director                               February 25, 1999

Thomas P. O'Neill


On February 25, 1999 as Attorney -in-Fact pursuant to powers of attorney previously filed and filed herewith, and in his own capacity as Vice
President.


*By:David M. Goldstein